                                  AMSOUTH FUNDS


                       Statement of Additional Information

                                December 1, 2000

                          As amended January 10, 2001


                                -----------------

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the AmSouth Value Fund, the AmSouth Growth Fund, the AmSouth Capital Growth Fund, the AmSouth Large Cap Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Balanced Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth International Equity Fund, the AmSouth Strategic
Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic Portfolios:
Growth Portfolio, the AmSouth Strategic Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the AmSouth Bond Fund, the AmSouth Limited Term Bond Fund, the AmSouth Government Income Fund, the AmSouth Limited Term U.S. Government Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, the AmSouth Limited Term Tennessee Tax-Exempt Fund, the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund, and the AmSouth Prime Obligations Money Market Fund (each a "Fund" and collectively the "Funds"), each dated [December 1], 2000. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. A copy of each Fund's Prospectus may be obtained by writing to AmSouth Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by telephoning toll free (800) 451-8382.
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
                                TABLE OF CONTENTS
                                                                                                              Page


AMSOUTH FUNDS.....................................................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................2
         Additional Information on Portfolio Instruments..........................................................3
         Investment Restrictions.................................................................................36
         Additional Investment Restrictions......................................................................40
         Portfolio Turnover......................................................................................43

VALUATION........................................................................................................45
         Valuation of the Money Market Funds and the Institutional Money Market Fund.............................45
         Valuation of the Capital Appreciation Funds and the Income Funds........................................46

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................46
         Purchase of Shares......................................................................................47
         Matters Affecting Redemption............................................................................50
         Taxes...................................................................................................51
         Additional Tax Information..............................................................................54
         Additional Tax Information Concerning the Tax-Exempt Fund, the
                  Tax-Free Funds, the Tennessee Tax-Exempt Fund, and the Limited Term
                  Tennessee Tax-Exempt Fund......................................................................57

MANAGEMENT OF THE TRUST..........................................................................................61
         Officers................................................................................................63
         Portfolio Transactions..................................................................................70
         Glass-Steagall Act......................................................................................72
         Administrator...........................................................................................73
         Expenses................................................................................................75
         Sub-Administrators......................................................................................76
         Distributor.............................................................................................76
         Custodian...............................................................................................81
         Transfer Agent and Fund Accounting Services.............................................................81
         Independent Accountants.................................................................................81
         Legal Counsel...........................................................................................82

PERFORMANCE INFORMATION..........................................................................................82
         Yields of the Money Market Funds........................................................................83

         Yield of the Capital Appreciation Funds and the Income Funds............................................84
         Calculation of Total Return.............................................................................86
         Performance Comparisons.................................................................................95

ADDITIONAL INFORMATION...........................................................................................96
         Organization and Description of Shares..................................................................96
         Shareholder Liability...................................................................................97
         Miscellaneous...........................................................................................97

FINANCIAL STATEMENTS............................................................................................128

APPENDIX........................................................................................................129

                       STATEMENT OF ADDITIONAL INFORMATION

                                  AMSOUTH FUNDS


         AmSouth Funds (the "Trust") is an open-end management investment company. The Trust consists of twenty-eight series of units of beneficial interest ("Shares"), each representing interests in one of twenty-eight separate investment portfolios (each a "Fund"): the AmSouth Value Fund (the "Value Fund"), the AmSouth Growth Fund (the "Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), the AmSouth Equity Income Fund (the "Equity Income Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Select Equity Fund (the "Select Equity Fund"), the AmSouth Enhanced Market Fund (the "Enhanced Market Fund"), the AmSouth Capital Growth Fund (the "Capital Growth Fund"), the AmSouth Large Cap Fund (the "Large Cap Fund"), the AmSouth Mid Cap Fund (the "Mid Cap Fund"), and the International Equity Fund (the "International Equity Fund" and these eleven Funds being collectively referred to as the "Capital Appreciation Funds"), the AmSouth Strategic Portfolios: Aggressive Growth Portfolio (the "Aggressive Growth Portfolio"), the AmSouth Strategic
Portfolios: Growth Portfolio (the "Growth Portfolio"), and the AmSouth Strategic
Portfolios: Growth and Income Portfolio (the "Growth and Income Portfolio, and the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio (the "Moderate Growth and Income Portfolio" and these four funds being collectively referred to as the "Strategic Portfolios"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Term Bond Fund (the "Limited Term Bond Fund"), the AmSouth Government Income Fund (the "Government Income Fund"), the AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), the AmSouth Florida Tax-Exempt Fund (the "Florida Fund"),the AmSouth Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund"), the AmSouth Tennessee Tax-Exempt Fund (the "Tennessee Tax-Exempt Fund"), the AmSouth Limited Term Tennessee Tax-Exempt Fund (the "Limited Term Tennessee Tax-Exempt Fund" and these EIGHT Funds being collectively referred to as the "Income Funds"), the AmSouth Prime Money Market Fund (the "Prime Money Market Fund"), the AmSouth U.S. Treasury Money Market Fund (the "U.S. Treasury Fund"), the AmSouth Tax-Exempt Money Market Fund (the "Tax-Exempt Fund"), the AmSouth Treasury Reserve Money Market Fund (the "Treasury Reserve Fund" and these four Funds being collectively referred to as the "Money Market Funds"), and the AmSouth Institutional Prime Obligations Money Market Fund (formerly the AmSouth Institutional Prime Obligations Fund)(the "Institutional Prime Obligations Fund" or the "Institutional Money Market Fund"). The Florida Fund and the Municipal Bond Fund are also collectively referred to herein as the "Tax-Free Funds." The

Funds, except for the U.S. Treasury Fund, the Tax-Exempt Fund, the Treasury Reserve Fund, and the Institutional Prime Obligations Fund, offer three classes of Shares: Trust Shares, Class A Shares, and Class B Shares. The U.S. Treasury Fund, the Treasury Reserve Fund, and the Tax-Exempt Fund offer two classes of
Shares: Trust Shares and Class A Shares. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund offer three classes of Shares:
Class I Shares, Class II Shares, and Class III Shares. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. This Statement of Additional Information relates to all Funds. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

STRATEGIC PORTFOLIOS

         Each Strategic Portfolio seeks to achieve its investment objective by allocating its assets among other mutual funds ("Underlying Funds") advised by the [Advisor], within predetermined strategy ranges, as set forth below. The [Advisor] will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

         Each Strategic Portfolio will invest its assets in the Underlying Funds within the strategy ranges (expressed as a percentage of the Strategic Portfolio's assets) indicated below:

                                                                     Strategy Ranges
                                                                     ---------------

                                                                                           Moderate
                                           Aggressive                     Growth and     Growth and
                                               Growth          Growth         Income         Income
Underlying Fund                             Portfolio       Portfolio      Portfolio      Portfolio
---------------                             ---------       ---------      ---------      ---------

Value Fund                                      0-70%           0-65%          0-60%          0-50%
Large Cap Fund                                  0-70%           0-65%          0-60%          0-50%
Capital Growth Fund                             0-45%           0-25%          0-25%          0-15%
Equity Income Fund                                 0%           0-25%          0-25%          0-15%
Mid Cap Fund                                    0-30%           0-25%          0-20%             0%
Small Cap Fund                                  0-30%           0-25%          0-20%             0%
International Equity Fund                       0-20%           0-15%          0-15%             0%
Bond Fund                                          0%              0%             0%             0%
Limited Term Bond Fund                             0%              0%          0-20%          0-45%
Prime Money Market Fund                         0-30%           0-20%          0-20%          0-20%

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

Government Income Fund                             0%           0-25%          0-60%          0-70%

         The Strategic Portfolios' selection of the Underlying Funds in which to invest, as well as the percentage of a Strategic Portfolio's assets which can be invested in each Underlying Fund, are not fundamental investment policies and can be changed without the approval of shareholders.

         Changes in the net asset value of the Underlying Funds may affect cash income, if any, derived from these investments and will affect a Strategic Portfolio's net asset value. Because each Strategic Portfolio invests primarily in other mutual funds, which fluctuate in value, the Strategic Portfolio's shares will correspondingly fluctuate in value. Although the Strategic Portfolios normally seek to remain substantially fully invested in the Underlying Funds, each Strategic Portfolio may invest temporarily in certain short-term obligations. Such obligations may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Each Strategic Portfolio also may borrow money for temporary or emergency purposes.

         The 1940 Act permits the Strategic Portfolios to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act), such as the Strategic Portfolios and the Underlying Funds, provided that the Strategic Portfolios observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders and do not invest in other funds of funds.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives, restrictions and policies of each Fund as set forth in the respective Prospectus for that Fund.

HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS AND THE INSTITUTIONAL MONEY MARKET FUND. As noted in the Prospectuses for the Money Market Funds and the Institutional Money Market Fund, each such Fund may invest only in obligations determined by AmSouth Bank, Birmingham, Alabama ("AmSouth") the investment advisor to the Trust ("Advisor") to present minimal credit risks under guidelines adopted by the Trust's Trustees.

         With regard to the Prime Money Market Fund and the Institutional Prime Obligations Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two nationally recognized statistical ratings organizations ("NRSROs"); or (ii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. With regard to the Tax-Exempt Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating, (i.e., are unrated) but are determined by the [Advisor] to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the [Advisor] to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Prime Money Market Fund and the Tax-Exempt Fund are hereinafter referred to as "Eligible Securities.")

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (i.e., are unrated) but are determined by the [Advisor] to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the [Advisor]. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.

         The Prime Money Market Fund and the Institutional Prime Obligations Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the [Advisor] may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the [Advisor] with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds, except the U.S. Treasury Fund, the Treasury Reserve Fund, and the Limited Term U.S. Government Fund, may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Prime Money Market Fund and the Institutional Prime Obligations Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, the Treasury Reserve Fund, and the Limited Term U.S. Government Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Each Fund except the U.S. Treasury Fund, the Treasury Reserve Fund, the Limited Term U.S. Government Fund, the Tax-Exempt Fund, and the Tax-Free Funds may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

         HIGH YIELD SECURITIES. The Equity Income Fund, and to a limited extent the Capital Growth Fund, may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). The Capital Growth Fund may invest in securities rated as low as Ba by Moody's or BB by S&P, Fitch, or Duff. Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates, assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

         Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Equity Income Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Equity Income Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Equity Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

         INSURANCE COMPANY FUNDING AGREEMENTS. The [International Equity Fund, the Mid Cap Fund, the Large Cap Fund, the Capital Growth Fund], the Bond Fund, the Limited Term Bond Fund, the [Tennessee Tax-Exempt Fund, the Limited Term Tennessee Tax-Exempt Fund], the Prime Money Market Fund, and the Institutional Prime Obligations Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, these Funds invest an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. These Funds will only purchase a Funding Agreement (i) when the [Advisor] has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the 1940 Act, of the issuer, on any insurer, guarantor, provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because these Funds may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in such Fund which are not readily marketable, will not exceed 15% of such Fund's net assets in the case of the Bond Fund, the Limited Term Bond Fund, the International Equity Fund, the Large Cap Fund, and the Mid Cap Fund, and 10% of such Funds net assets in the case of the Prime Money Market Fund, the Capital Growth Fund, the Tennessee Tax-Exempt Fund, and the Limited Term Tennessee Tax-Exempt [Fund]. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Prime Money Market Fund, the Institutional Prime Obligations Fund, the Capital Appreciation Funds, and the Income Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights, and the Funds could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Advisor or Sub- Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         VARIABLE AND FLOATING RATE NOTES AND BONDS. The [International Equity Fund, the Mid Cap Fund, the Large Cap Fund, the Capital Growth Fund], the Tax-Exempt Fund, the Bond Fund, the Limited Term Bond Fund, the Tax-Free Funds, [The Tennessee Tax-Exempt Fund, the Limited Term Tennessee Tax-Exempt Fund] may acquire variable and floating rate notes and bonds, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value.["] A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the [Advisor] under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the [Advisor] will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

         For purposes of these Funds, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

PARTICIPATION INTERESTS AND TRUST RECEIPTS. [(International Equity Fund, Mid Cap Fund, Large Cap Fund, Capital Growth Fund, Tennessee Tax-Exempt Fund, Limited Term Tennessee Tax-Exempt Fund)] Each of these Funds may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the [Advisor], acting upon delegated authority from the Trust's Board of Trustees, must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the [Advisor], acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Fund, the [Advisor] will consider, in accordance with procedures established by the Board of Trustees, all circumstances deemed relevant in determining whether the Fund should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Fund will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Fund's interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

         ZERO COUPON OBLIGATIONS. The Bond Fund, Limited Term Bond Fund, the [International Equity Fund, the Mid Cap Fund, The Large Cap Fund, the Capital Growth Fund, the Limited Term U.S. Government Fund, the Tennessee Tax-Exempt Fund, the Limited Term Tennessee Tax-Exempt] Fund, the Treasury Reserve Fund, and the Tax-Exempt Fund may acquire zero-coupon obligations evidencing ownership of future interest and principal payments on U.S. Treasury bonds. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Bond Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 15% of the value of the Bond Fund's total assets, and the Limited Term Bond Fund and the Tennessee Tax-Exempt Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 25% of the value of the Limited Term Bond Fund's total assets. The [International Equity Fund, the Mid Cap Fund, the Large Cap Fund, the Capital Growth Fund, the Tennessee Tax-Exempt Fund, and the Limited Term Tennessee Tax-Exempt Fund] also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities.

         An increase in interest rates will generally reduce the value of the investments in the [Bond Fund, the Limited Term Bond Fund, the Government Income

Fund, the Municipal Bond Fund, and the Florida Tax-Exempt Fund] and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the [Advisor] may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the [Advisor] will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

         Foreign Investment. All of the Funds, except the U.S. Treasury Fund, the Treasury Reserve Fund, the [Limited Term U.S. Government Fund, the Tennessee Tax-Exempt Fund, the Limited Term Tennessee Tax-Exempt Fund], and the Tax-Free Funds, may, subject to their investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, and American Depository Receipts ("ADRs") which are foreign shares of a company held by a U.S. bank which issues a receipt evidencing ownership. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire such securities only when the [Advisor] or Sub- [Advisor] believes the risks associated with such investments are minimal.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the [Advisor] or Sub- [Advisor] deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the [Advisor] or Sub- [Advisor] will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

         If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in each Prospectus, each Fund, except the [International Equity Fund, the Mid Cap Fund, the Large Cap Fund, the Capital Growth Fund, the Limited Term U.S. Government Fund, the Tennessee Tax-Exempt Fund, and the Limited Term Tennessee Tax-Exempt Fund] may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such an agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. government securities or other liquid high quality debt securities in the case of the

Money Market Funds, the Institutional Money Market Fund, and the Income Funds or other liquid, high-grade debt securities, in the case of the [Value Fund, the Growth Fund, the Small Cap Fund, the Equity Income Fund, the Balanced Fund, the Select Equity Fund, and the Enhanced Market Fund]. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. GOVERNMENT OBLIGATIONS. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such other obligations may include those such as GNMA and the Export-Import Bank of the United States, which are supported by the full faith and credit of the U.S. government; others, such as those of FNMA, which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or FHLMC, which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the [Advisor] or Sub- [Advisor] believes that the credit risk with respect thereto is minimal.

         The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. government.

         WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES. As discussed in the Prospectuses, each Fund except the Prime Money Market Fund, the Institutional Prime Obligations Fund, and the U.S. Treasury Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the [Value Fund, the Growth Fund, the Small Cap Fund, the Equity Income Fund, the Balanced Fund, the Select Equity Fund, and the Enhanced Market Fund] expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the [Advisor] or Sub- [Advisor] to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. No Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         ASSET-BACKED SECURITIES. The Bond Fund, the Limited Term Bond Fund, the Institutional Prime Obligations Fund, the Capital Growth Fund, and the Prime Money Market Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period, typically 18 months. The CARD'S principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. CARDS have monthly payment schedules, weighted-average lives of 18-24 months and stated final maturities ranging from 3 to 5 years. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. The Bond Fund and the Limited Term Bond Fund will only purchase an asset-backed security if it is rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if unrated, found by the [Advisor] under guidelines established by the Trust's Board of Trustees to be of comparable quality. Asset-backed securities purchased by the Institutional Prime Obligations Fund will be subject to the same quality requirements as other securities purchased by the Fund.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Government Income Fund may purchase mortgage-related securities at a premium or at a discount.

         MORTGAGE-RELATED SECURITIES ISSUED BY NONGOVERNMENTAL ENTITIES. The Government Income Fund and the Capital Growth Fund may invest in mortgage-related securities issued by nongovernmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Government Income Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the [Advisor] determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund and the Capital Growth Fund will not purchase mortgage-related securities or any other assets which in the [Advisor's] opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's or more than 10% of the value of the Capital Growth Fund's net assets will be illiquid.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Government Income Fund, the Limited Term U.S. Government Fund, and the Capital Growth Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations. The staff of the Securities and Exchange Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act.

         CMOs may include Stripped Mortgage Securities. Such securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa.

         The Stripped Mortgage Securities held by the Funds will be considered liquid securities only under guidelines established by the Trust's Board of Trustees, and the Fund will not purchase a Stripped Mortgage Security that is illiquid if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

         In reliance on a recent staff interpretation, the Funds' investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgaged-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs or REMICs that do not meet the above requirements, the Funds' investment in such securities will be subject to the limitations on its investment in investment company securities. See "Investment Company Securities" in this Statement of Additional Information.

         The Funds expect that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be different from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of securities.

         Convertible Securities. Each of the Capital Appreciation Funds may invest in convertible securities. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Each Fund other than the Balanced Fund may invest in convertible securities rated "BBB" or higher by an NRSRO at the time of investment, or if unrated, of comparable quality. The Equity Income Fund may invest in convertible securities rated "BB" or lower by an NRSRO at the time of investment, or if unrated, of comparable quality. The Balanced Fund may invest in convertible securities rated "A" or higher by an NRSRO or, if unrated, of comparable quality. If a convertible security falls below these minimum ratings after a Fund has purchased it, a Fund is not required to drop the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         Securities which are rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. There is no lower limit with respect to rating categories for convertible securities in which the Equity Income Fund may invest.

         Corporate debt obligations that are not determined to be investment-grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Equity Income Fund's investment objective may be more dependent on the Sub- [Advisor's] credit analysis than would be the case if the Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Sub- [Advisor] attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

         Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

         The Funds will exchange or convert the convertible securities held in portfolio into shares of the underlying common stock in instances in which, in the opinion of the [Advisor] or Sub- [Advisor], the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objectives. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the [Advisor] or Sub- [Advisor] evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the [Advisor] or Sub- [Advisor] considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

         Calls. The Capital Appreciation Funds, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be issued by the Options Clearing Corporation and may or may not be listed on a National Securities Exchange. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the [Advisor's] or Sub- [Advisor's] opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which it already owns.

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike when a Fund owns securities not subject to an option, these Funds will not have any control over when they may be required to sell the underlying securities, since they may be assigned an exercise notice at any time prior to the expiration of their obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Funds will consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the [Advisor] or Sub- [Advisor], in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         PUTS. The Tax-Exempt Fund and the Tax-Free Funds may acquire "puts" with respect to Municipal Securities held in their portfolios, the Balanced Fund, the Bond Fund, and the Limited Term Bond Fund may acquire "puts" with respect to debt securities held in their portfolios, and the [International Equity Fund, the Mid Cap Fund, the Large Cap Fund, the Capital Growth Fund], the Enhanced Market Fund and Select Equity Fund may acquire "puts" with respect to equity securities held in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Tax-Exempt Fund's assets pursuant to Rule 2a-7 under the 1940 Act. See "Variable and Floating Rate Notes" and "Valuation of the Prime Money Market Fund, the U.S. Treasury Fund and the Tax-Exempt Fund" in this Statement of Additional Information.

         The Limited Term Bond Fund will acquire puts solely to shorten the maturity of the underlying debt security.

         The Tax-Exempt Fund, the Tax-Free Funds, the Limited Term Bond Fund, the [International Equity Fund, the Mid Cap Fund, the Large Cap Fund, the Capital Growth Fund], the Balanced Fund, the Enhanced Market Fund, and the Select Equity Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in the [Advisor's] opinion, present minimal credit risks.

         The [the International Equity Fund, the Mid Cap Fund, the Large Cap Fund, and the Capital Growth Fund] may write covered put options in respect of specific securities in which the Funds may invest and write covered call and put option contracts. The principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Enhanced Market Fund, the Select Equity Fund, the Small Cap Fund, the [the International Equity Fund, the Mid Cap Fund, the Large Cap Fund, the Capital Growth Fund, the Tennessee Tax-Exempt Fund, and the Limited Term Tennessee Tax-Exempt Fund] may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) to commit funds awaiting investment, to maintain cash liquidity or for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

         Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

         When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.



         Successful use of futures by the Funds is also subject to an [advisor's] or sub- [advisor's] ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         INVESTMENT COMPANY SECURITIES. Each Capital Appreciation Fund and Income Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Fund and the AmSouth Treasury Reserve Fund (the "AmSouth Money Market Funds"), and the AmSouth Institutional Prime Obligations Fund (the "AmSouth Institutional Money Market Fund") provided that no more than 10% of a Fund's total assets may be invested in the securities of money market mutual funds in the aggregate; each of the International Equity Fund, the Mid Cap Fund, the Large Cap Fund, the Capital Growth Fund, the Limited Term U.S. Government Fund, the Tennessee Tax-Exempt Fund, the Limited Term Tennessee Tax-Exempt Fund, and the Treasury Reserve Money Market Fund may invest up to 5% of the value of its total assets in securities issued by other investment companies which principally invest in securities of the type in which such Fund invests provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate; and each of the Prime Money Market Fund, the Institutional Prime Obligations Fund, and the Tax-Exempt Fund may invest up to 5% of the value of its total assets in the securities of other money market funds that have similar policies and objectives provided that no more than 10% of a Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Funds in the AmSouth Money Market Funds or the AmSouth Institutional Money Market Fund, the Advisor and the Administrator will reduce that portion of their usual service fees from each Fund by an amount equal to their service fees from the AmSouth Money Market Funds or the AmSouth Institutional Money Market Fund that are attributable to those Fund investments. The Advisor and the Administrator will promptly forward such fees to the Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds.


         Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the [Advisor] or Sub- [Advisor] and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, the Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the [Advisor] or Sub- [Advisor] has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

        SHORT-TERM TRADING. Each Capital Appreciation Fund [(except the International Equity Fund, the Mid Cap Fund, the Large Cap Fund, and the Capital Growth Fund)] and the Government Income Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the [Advisor] or Sub- [Advisor] believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Fund and its transaction costs.

         SHORT-SELLING. (International Equity Fund and, to a limited extent, Capital Growth Fund, [Limited Term U.S. Government Fund, Tennessee Tax-Exempt Fund, and Limited Term Tennessee Tax-Exempt Fund)] In these transactions the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. Each of these Funds, other than the International Equity Fund, will limit its short sales to those that are "against the box," a transaction in which the Fund enters into a short sale of a security which it owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. At no time will any of these Funds have more than 15% of the value of its net assets in deposits on short sales against the box.

         MUNICIPAL SECURITIES. Under normal market conditions, the Tax-Exempt Fund and the Municipal Bond Fund will be primarily invested in bonds (and in the case of the Tax-Exempt Fund, notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Securities"). Under normal market conditions, the Tax-Exempt Fund will invest at least 80% of its total assets, the Municipal Bond Fund will invest at least 80% of its net assets, and the Florida Fund may invest up to 20% of its net assets in Municipal Securities, the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Interest on private activity bonds (and industrial development bonds) is fully tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Regardless of whether they qualify for tax-exempt status, private activity bonds may subject both individual and corporate investors to tax liability under the alternative minimum tax. However, private activity bonds will only be considered Municipal Securities if they do not have this effect regarding individuals.

         Municipal Securities may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectuses of the Tax-Exempt Fund, the Municipal Bond Fund and the Florida Fund (collectively, the "Tax-Free Funds"), the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. A Fund permitted to invest in Municipal Securities may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Tax-Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax-Exempt Fund. Neither event would under all circumstances require the elimination of such an obligation from the Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.

         Municipal Securities purchased by the Tax-Exempt Fund may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of one year but which will, in such event, be subject to a demand feature that will permit the Tax-Exempt Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding one year and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Exempt Fund will approximate their par value.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Opinions relating to the validity of Eligible Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Free Funds nor the [Advisor] will review the proceedings relating to the issuance of Eligible Municipal Securities or the basis for such opinions.

         Although the Tax-Exempt Fund and Municipal Bond Fund do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. An example of such securities are obligations the repayment of which is dependent upon similar types of projects. Such investments would be made only if deemed necessary or appropriate by the [Advisor]. To the extent that the Fund's assets are concentrated in Municipal Securities that are so related, the Fund will be subject to the peculiar risks presented by such securities, such as negative developments in a particular industry, to a greater extent than it would be if the Fund's assets were not so concentrated.

         The Tax-Free Funds may acquire "puts" with respect to Eligible Municipal Securities held in their portfolios. Under a put, the Funds would have the right to sell a specified Eligible Municipal Security within a specified period of time at a specified price to a third party. A put would be sold, transferred, or assigned only with the underlying Eligible Municipal Security. The Funds will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying Eligible Municipal Securities, or permit the investment of the Funds' at a more favorable rate of return. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put separately in cash. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

         TAX-FREE FUNDS. The Tax-Free Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by the Funds, but are not marketable to third parties. Master demand notes are direct lending arrangements between the Fund and the issuer of such notes. The [Advisor] will review the quality of master demand notes at least quarterly, and will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Funds set forth above for commercial paper.

         The Tax-Free Funds may acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Funds will be determined by the [Advisor] under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Funds will approximate their par value.

         The Tax-Free Funds may acquire zero coupon obligations. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Funds will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 20% of the value of the Florida Fund's total assets and 25% of the Municipal Bond Fund's total assets.

         An increase in interest rates will generally reduce the value of the investments in the Tax-Free Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the [Advisor] may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the [Advisor] will consider many factors besides current yield, including the preservation of capital, maturity, and yield to maturity.

         [TENNESSEE TAX-EXEMPT FUND AND LIMITED TERM TENNESSEE TAX-EXEMPT FUND]. Municipal Securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Securities and purchased and sold separately.

         Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

         Each of these Funds may invest up to 5% of the value of its total assets in municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations"). Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain lease obligations in which these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In addition, no assurance can be given as to the liquidity of certain lease obligations. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. The Trust's Board of Trustees has established guidelines for the [Advisor] to determine the liquidity and appropriate valuation of lease obligations based on factors which include:
(1) the frequency of trades and quotes for the lease obligation or similar securities; (2) the number of dealers willing to purchase or sell the lease obligation or similar securities and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security or similar securities; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

         Each of these Funds may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The [Advisor], on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons.

         Each Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Securities and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, each of these Funds expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

         THE MUNICIPAL BOND FUND -- CONCENTRATION IN ALABAMA ISSUERS. The Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt form both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Alabama Municipal Securities"). Because of the relatively small number of issuers of Alabama Municipal Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Fund's Shares.

         GENERAL ECONOMIC CHARACTERISTICS OF ALABAMA. Alabama ranks twenty-third in the nation in total population, with over four million residents in 1998. Its economy has historically been based primarily on agriculture, textiles, mineral extraction and iron and steel production, although the state has diversified into health care related industries and other service-oriented sectors. Overall job growth rate was 0.2% in 1998. Alabama's per capita income in 1998 was $21,442, 81.2% of U.S. per capita income. Currently Alabama's general obligations are rated Aa3 by Moody's and AA by Standard and Poor's.

                  BALANCED BUDGET AND PRO-RATION PROCEDURES. Section 213 of the Constitution of Alabama, as amended, requires that annual financial operations of Alabama must be on a balanced budget. The Constitution also prohibits the state from incurring general obligation debt unless authorized by an amendment to the Constitution. Amendments to the Constitution have generally been adopted through a procedure that requires each amendment to be proposed by a favorable vote of three-fifths of all the members of each house of the Legislature and thereafter approved by a majority of the voters of the state voting in a statewide election.

         Alabama has statutory budget provisions which create a proration procedure in the event that estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for such fiscal year. The Alabama state budget is composed of two funds - the General Fund and the Education Fund. Proration of either Fund is possible in any fiscal year, and proration may have a material adverse effect on entities dependent on state funding, including certain issuers of Alabama Municipal Securities held in the Alabama Fund.

         Court decisions have indicated that certain state expenses necessary for essential functions of government are not subject to proration under applicable law. The Supreme Court of Alabama has held that the debt prohibition contained in the constitutional amendment does not apply to obligations incurred for current operating expenses payable during the current fiscal year, debts incurred by separate public corporations, or state debt incurred to repel invasion or suppress insurrection. The state may also make temporary loans not exceeding $300,000 to cover deficits in the state treasury. Limited obligation debt may be authorized by the legislature without amendment to the Constitution. The state has followed the practice of financing certain capital improvement programs - principally for highways, education and improvements to the State Docks - through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the state.

                  GENERAL OBLIGATION WARRANTS. Municipalities and counties in Alabama traditionally have issued general obligation warrants to finance various public improvements. Alabama statutes authorizing the issuance of such interest-bearing warrants do not require an election prior to issuance. On the other hand, the Constitution of Alabama (Section 222) provides that general obligation bonds may not be issued without an election.

         The Supreme Court of Alabama validated certain general obligation warrants issued by the City of Hoover, reaffirming that such obligations did not require an election under Section 222 of the Constitution of Alabama. In so holding, the Court found that warrants are not "bonds" within the meaning of
Section 222. According to the Court, warrants are not negotiable instruments and transferees of warrants cannot be holders in due course. Therefore, a transferee of warrants is subject to all defenses that the issuer of such warrants may have against the transferor.

         County boards of education may borrow money by issuing interest-bearing warrants payable solely out of such board's allocated or apportioned share of specified tax. The county board's apportioned share of such tax may be diminished upon the establishment of a city school system, which could jeopardize the payment of the county board's warrants.

                  LIMITED TAXING AUTHORITY. Political subdivisions of the state have limited taxing authority. Ad valorem taxes may be levied only as authorized by the Alabama Constitution. In order to increase the rate at which any ad valorem tax is levied above the limit otherwise provided in the Constitution, the proposed increase must be proposed by the governing body of the taxing authority after a public hearing, approved by an act of the Alabama Legislature and approved at an election within the taxing authority's jurisdiction. In addition, the Alabama Constitution limits the total amount of state, county, municipal and other ad valorem taxes that may be imposed on any class of property in any one tax year. This limitation is expressed in terms of a specified percentage of the market value of such property.

         Specific authorizing legislation is required for the levy of taxes by local governments. In addition, the rate at which such taxes are levied may be limited to the authorizing legislation or judicial precedent. For example, the Alabama Supreme Court has held that sales and use taxes, which usually comprise a significant portion of the revenues for local governments, may not be levied at rates that are confiscatory or unreasonable. The total sales tax (state and local) in some jurisdictions is 9%. State and local governments in Alabama are more dependent on general and special sales taxes than are state and local governments in many states. Because sales taxes are less stable sources of revenue than are property taxes, state and local governments in Alabama may be subject to shortfalls in revenue due to economic cycles.

                  PRIORITY FOR ESSENTIAL GOVERNMENTAL FUNCTIONS. Numerous decisions of the Alabama Supreme Court hold that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness.

                  CHALLENGE TO EDUCATION FUNDING. On January 10, 1997, the Alabama Supreme Court affirmed a lower court ruling which held that an unconstitutional disparity exists among Alabama's public school districts because, among other things, of an inequitable distribution of tax funds among the school districts. In order to comply with the ruling, the Alabama Legislature continues to restructure the public educational system in Alabama, subject to review by the state courts. Any reallocation of funds between school districts arising out of this restructuring could impair the ability of certain districts to service debt.

         THE FLORIDA FUND -- DIVERSIFICATION AND CONCENTRATION. The Florida Fund is a non-diversified fund under the 1940 Act and may concentrate its investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended (the "Code"), the Florida Fund generally may not invest in a manner such that at the end of each fiscal quarter (i) more than 25% of its total assets are represented by securities of any one issuer (other than U.S. government securities) and (ii) with respect to 50% of its total assets, more than 5% of its total assets are represented by the securities of any one issuer (other than U.S. government securities). Thus, the Florida Fund generally may invest up to 25% of its total assets in the securities of each of any two issuers. Because of the relatively small number of issuers of Florida Municipal Securities, the Florida Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Florida Fund's shares.

         GENERAL ECONOMIC CHARACTERISTICS OF FLORIDA. Florida ranks fourth in the nation in total population, with over 12.9 million residents in 1990, and has been one of the fastest growing states in the nation. Historically, tourism, agriculture, construction and manufacturing have constituted the most important sectors of the state's economy. Construction activity slows during periods of high interest rates or cyclical downturns. The service sector employs the largest number of people in Florida. While wages in the service sector tend to be lower than in manufacturing and other sectors of the economy, the service sector traditionally has been less sensitive to business cycles. Currently, Florida's general obligations are rated Aa3 by Moody's and AA by Standard and Poor's.

         The southern and central portions of Florida's economy, in particular, rely heavily on tourism and are sensitive to changes in the tourism industry. For example, tourism in Florida has been adversely affected by publicity regarding violent crimes against tourists, particularly tourists from abroad. Gasoline price hikes and/or shortages from an oil embargo or other oil shortage could severely affect U.S. tourism in the state, which is heavily dependent on automobiles as the primary form of transportation.

         South Florida also is susceptible to international trade and currency imbalances due to its geographic location as the gateway to Latin America and its involvement in foreign trade and investment. The central portion of the state is affected by conditions in the phosphate and agriculture industries, especially citrus and sugar. Northern Florida's economy is more heavily tied to military bases, some of which are closing or scaling back as a result of Federal budget cutbacks, and the lumber and paper industries.

         The entire state can be affected by severe weather conditions including hurricanes. The impact of severe hurricanes on the fiscal resources of the state and local governments is difficult to assess.

                  SOURCES OF STATE AND LOCAL REVENUES. Florida's Constitution prohibits deficit spending by the state for governmental operations. Florida does not have a personal income tax. An amendment to the state's Constitution would be required in order to institute an income tax, and passage of such an amendment is believed to be unlikely due to the relatively large number of retirees living in the state as well as to the general unpopularity of tax increases in the current political climate. A two-thirds approval of voters voting in an election is now required for the addition of any new taxes to the Florida Constitution. The principal sources of state revenues are a 6% sales tax, state lottery, motor fuels tax, corporate income tax, and miscellaneous other revenue sources, including beverage tax and licenses, cigarette tax, documentary stamp taxes and an intangible tax. Dependence on the sales tax may subject state revenues to more volatility than would be the case if Florida had a personal income tax, with sales tax collections adversely affected during recessions and periods when tourism declines.

         Taxation by units of government other than the state is permitted only to the extent that Florida's legislature enacts enabling legislation. The principal sources of county and municipal government revenues are ad valorem property taxes, state revenue sharing, and miscellaneous other revenue sources, including utilities services fees and local option fees. The principal sources of revenues for Florida's school districts are ad valorem property taxes and state revenue sharing, including revenues from a state lottery. The state Constitution imposes millage limits, including a 10-mill limit each on county, municipal and school ad valorem taxes. Effective January 1, 1995, Florida's voters amended the state Constitution to limit annual increases in the assessed value of homestead property to the lesser of 3% of the prior year's assessment or the percentage change in the Consumer Price Index during the preceding calendar year. The limitation on increases in assessment of homestead property could eventually lead to ratings revisions that could have a negative impact on the prices of obligations funded with this source of taxation. However, the effect of the limit will be tempered by reassessments of homestead property at market value when sold.

         Units of state and local government in Florida will continue to face spending pressures due to infrastructure needs for an expanding population, especially in view of growth management laws enacted by Florida's legislature. These laws include concurrency requirements that impose building moratoriums unless roads and other infrastructure are added concurrently with additional commercial or residential developments.

                  TYPES OF INDEBTEDNESS. The two principal types of indebtedness issued by state or local units of government in Florida are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by a pledge of the full faith, credit and taxing power of the governmental entity issuing the bonds. They can be issued in Florida only after a referendum in which the voters in the jurisdictional limits of the jurisdiction issuing the bonds approve their issuance. Revenue bonds are payable only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Revenue bonds are not secured by the full faith, credit and taxing power of the governmental issuer.

                  MARKET RISK CAUSED BY INTANGIBLE TAX CONSIDERATIONS. As a normal policy, on January 1 of each calendar year the Florida Fund intends to own only assets which are exempt from the Florida Intangible Tax. Accordingly, it is possible that the Florida Fund, in disposing of non-exempt assets to meet this policy objective, might sustain losses which might not otherwise be incurred absent this policy of avoiding the Florida Intangible Tax.

         TENNESSEE MUNICIPAL SECURITIES. (Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund) The average dollar-weighted credit rating of the Municipal Securities held by the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund will be at least A- by Moody's, S&P or Fitch. To further limit risk, each Municipal Security in which the Fund may invest must be rated, in the case of bonds, at least Baa by Moody's or at least BBB by S&P and Fitch. Each Fund may invest in short-term Municipal Securities which are rated in the two highest categories by Moody's, S&P or Fitch. The average dollar-weighted portfolio credit rating will be measured on the basis of the dollar value of the Municipal Securities purchased and their credit rating without reference to rating subcategories. The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund also may invest in Municipal Securities which, while not rated, are determined by the [Advisor] to be of comparable quality to the rated securities in which the Fund may invest.

         Investors in the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund should consider carefully the special risks inherent in such Funds' investment in Tennessee Municipal Securities. These risks result from the financial condition of the State of Tennessee. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of Tennessee (the "State") and various local agencies, available as of the date of the Statement of Additional Information. While the Trust has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

         The Constitution of the State of Tennessee requires a balanced budget. In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year may not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year may the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

         Beginning in 1999 and throughout the remainder of that year and the first six months of 2000, Tennessee reported that there was a significant possibility of a large budgetary shortfall for fiscal year 2001. During this time, Tennessee's Governor reviewed and considered several avenues to address the possible budget shortfall, including the imposition of a broad-based state income tax. Implementation of certain of these proposals would have raised revenues for the State, but potentially could have impacted expenditures by Tennessee. In June 2000, the Tennessee General Assembly passed a balanced budget that did not make significant cuts in expenditures, but forecast increased revenues based on one-time sources.

         Also, during this time, Standard & Poor's lowered the State of Tennessee's debt rating to AA-plus. Moody's placed Tennessee on its watch list for a possible downgrade. Fitch and Moody's took no action regarding the State's debt rating.

         The Comprehensive Annual Financial Report ("CAFR") for the State of Tennessee contains detailed information about the financial status of the State of Tennessee. The fiscal year 2000 CAFR is expected to be available in December 2000 and can be found on the Internet at http://www.state.tn.us/finance/act/cafr.html.

INVESTMENT RESTRICTIONS - [VALUE FUND, GROWTH FUND, SMALL CAP FUND, EQUITY INCOME FUND, BALANCED FUND, SELECT EQUITY FUND, ENHANCED MARKET FUND, BOND FUND, LIMITED TERM BOND FUND, GOVERNMENT INCOME FUND, MUNICIPAL BOND FUND, FLORIDA TAX-EXEMPT FUND], MONEY MARKET FUNDS (EXCEPT THE TREASURY RESERVE FUND), INSTITUTIONAL FUND

         The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Miscellaneous" in this Statement of Additional Information).



                              FUNDAMENTAL POLICIES



         THE PRIME MONEY MARKET FUND AND THE INSTITUTIONAL PRIME OBLIGATIONS FUND MAY NOT:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Prime Money Market Fund's or the Institutional Prime Obligations Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Prime Money Market Fund's or the Institutional Prime Obligations Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the value of the Prime Money Market Fund's or the Institutional Prime Obligations Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         THE U.S. TREASURY FUND MAY NOT:

         1. Purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

         THE TAX-EXEMPT FUND MAY NOT:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Tax-Exempt Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-government user, a security is considered to be issued by such non-governmental user.

         2. Purchase any securities which would cause 25% or more of the Tax-Exempt Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

         3. Acquire a put if, immediately after such acquisition, over 5% of the total amortized cost value of the Tax-Exempt Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Tax-Exempt Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction No. 4 below, a put will be considered to be from the party to whom the Tax-Exempt Fund will look for payment of the exercise price.

         4. Acquire a put that, by its terms would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the

         THE BOND FUND, THE LIMITED TERM BOND FUND, THE GOVERNMENT INCOME FUND, THE MUNICIPAL BOND FUND, THE VALUE FUND, THE GROWTH FUND, THE SMALL CAP FUND, THE EQUITY INCOME FUND, THE BALANCED FUND, THE SELECT EQUITY FUND, THE ENHANCED MARKET FUND, MAY NOT:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This investment restriction does not apply to the Select Equity Fund.

         THE [BOND FUND, LIMITED TERM BOND FUND, GOVERNMENT INCOME FUND, MUNICIPAL BOND FUND, FLORIDA TAX-EXEMPT FUND, THE VALUE FUND, THE GROWTH FUND, THE SMALL CAP FUND, THE EQUITY INCOME FUND, THE BALANCED FUND, THE SELECT EQUITY FUND, THE ENHANCED MARKET FUND] MAY NOT:

         1. Purchase any securities which would cause more than 25% of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) for the Bond Fund, the Limited Term Bond Fund, the Florida Fund, and the Municipal Bond Fund there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         THE TAX-FREE FUNDS MAY NOT:

         1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Eligible Municipal Securities and sell those puts in conjunction with a sale of those Eligible Municipal Securities.

         THE MONEY MARKET FUNDS, THE INSTITUTIONAL MONEY MARKET FUND, THE [BOND FUND, THE LIMITED TERM BOND FUND, THE GOVERNMENT INCOME FUND, THE MUNICIPAL BOND FUND, THE FLORIDA TAX-EXEMPT FUND, THE VALUE FUND, THE GROWTH FUND, THE SMALL CAP FUND, THE EQUITY INCOME FUND, THE BALANCED FUND, THE SELECT EQUITY FUND, THE ENHANCED MARKET FUND] MAY NOT:

         1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing (33 1/3% with respect to the Select Equity Fund); or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing (33 1/3% with respect to the Select Equity Fund). A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         2. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend Fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         NONE OF THE FUNDS MAY:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts with respect to each Fund other than the Small Cap, Enhanced Market and Select Equity Funds, which may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the Funds except the U.S. Treasury Fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted for the Growth Fund, the Small Cap Fund, the Equity Income Fund, the Enhanced Market Fund and the Select Equity Fund);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the [Value Fund, the Growth Fund, The Small Cap Fund, the Equity Income Fund, the Balanced Fund, the Select Equity Fund, the Enhanced Market Fund, the Bond Fund, the Limited Term Bond Fund, the Government Income Fund, the Municipal Bond Fund, the Florida Tax-Exempt Fund] may purchase securities of a money market fund, including securities of both the Prime Money Market Fund and the U.S. Treasury Fund (and in the case of the Tax-Free Funds, securities of the Tax-Exempt Fund) and the Tax-Exempt Fund, the Institutional Prime Obligations Fund, and the Prime Money Market Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the acquiring Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring
Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment [advisor] owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

         The Prime Money Market Fund, the Institutional Prime Obligations Fund, and the U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Money Market Funds, the Institutional Money Market Fund, and the Tax-Free Funds may not write or purchase call options. None of the Funds (except the Enhanced Market and Select Equity Fund) may write put options. The Prime Money Market Fund, the U.S. Treasury Fund, the Value Fund, the Institutional Prime Obligations Fund, the Growth Fund and the Equity Income Fund may not purchase put options. The Tax-Exempt Fund and the Tax-Free Funds may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation. As a non-fundamental investment restriction with respect to the Small Cap Fund only, the Small Cap Fund may not write or purchase put options.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.



                            NONFUNDAMENTAL POLICIES



         The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

INVESTMENT RESTRICTIONS - [INTERNATIONAL EQUITY FUND, MID CAP FUND, LARGE CAP FUND, CAPITAL GROWTH FUND], STRATEGIC PORTFOLIOS, [LIMITED TERM U.S. GOVERNMENT FUND, TENNESSEE TAX-EXEMPT FUND, LIMITED TERM TENNESSEE TAX-EXEMPT FUND], TREASURY RESERVE FUND

         Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, each Fund has adopted investment restrictions numbered 1 through 5 as fundamental policies, and only the Funds so indicated have adopted investment restrictions numbered 6 through 9 as additional fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940
Act) of such Fund's outstanding voting securities. Each Fund, except as otherwise indicated, has adopted investment restrictions numbered 10 through 13 as non-fundamental policies which may be changed by vote of a majority of the Trust's Trustees at any time.

                              FUNDAMENTAL POLICIES

         NO FUND MAY:

         1. Purchase or sell commodities, commodity contracts (including futures contracts with respect to each Fund other than the International Equity, Mid Cap, Capital Growth, Large Cap, Limited Term U.S. Government, Tennessee Tax-Exempt, and Limited Term Tennessee Tax-Exempt Funds, which may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the Funds except the Treasury Reserve Money Market Fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted for the Mid Cap, Capital Growth, and Large Cap Funds).

         2. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33_% of the value of its total assets at the time of such borrowing, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33_% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         3. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend Fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies.

         5. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act). A Fund's permitted borrowings and transactions in futures and options, to the extent permitted under the 1940 Act, are not considered senior securities for purposes of this investment restriction.


         The following investment restriction numbered 6 is a fundamental policy which applies only to the Treasury Reserve Money Market Fund. The Treasury Reserve Money Market Fund may not:

         6. Invest in securities other than those issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements related thereto.

         The following investment restriction numbered 7 is a fundamental policy which applies to each of the Tennessee Tax-Exempt and Tennessee Limited Term Tax-Exempt Funds. Neither of these Funds may:

         7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

         The following investment restriction numbered 8 is fundamental for the Treasury Reserve Money Market, International Equity Fund, Mid Cap Fund, Capital Growth, Large Cap Equity Fund, Limited Term U.S. Government Fund, Aggressive Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, and Moderate Growth and Income Portfolio. None of these Funds may:

         8. Purchase any securities which would cause more than 25% of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) for the Aggressive Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, and Moderate Growth and Income Portfolio, there is no limitation with respect to registered investment companies; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


         The following investment restriction numbered 9 is fundamental for the Mid Cap Fund, Large Cap Equity Fund, Limited Term U.S. Government Fund, Treasury Reserve Money Market Fund, Aggressive Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, and Moderate Growth and Income Portfolio. No such fund may:

         9. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or securities of other investment companies.

                                      * * *

                             NONFUNDAMENTAL POLICIES

         NONE OF THE FUNDS MAY:

         10. Invest in the securities of a company for the purpose of exercising management or control.

         11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

         12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         NONE OF THE INTERNATIONAL EQUITY, CAPITAL GROWTH, TENNESSEE TAX-EXEMPT, AND LIMITED TERM TENNESSEE TAX-EXEMPT FUNDS WILL:

         13. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-government user, a security is considered to be issued by such non-governmental user.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Money Market Funds and the Institutional Money Market Fund is expected to be zero percent for regulatory purposes.

         For the fiscal years ended July 31, [2000] and July 31, [1999], the portfolio turnover rate for the Balanced Fund was [10.17%] and [13.51%], respectively, for the common stock portion of its portfolio and [12.48%] and [17.15%], respectively, for the other portion of its portfolio.

         For the other AmSouth Funds, each Fund's portfolio turnover rate for the fiscal year ended July 31, [2000 and July 31, 1999 (the period ending July 31, 2000 and the years ending] December 31, 1999 and December 31, 1998 in the case of Funds participating in the ISG/AmSouth combination) were as follows:

Fund                                                  [2000]            1999
----                                                  ------            ----

Balanced Fund                                            [11.39%]      23.24%
Growth Fund                                             [110.65%]      79.30%
Enhanced Market Fund                                     [30.43%]      36.03%
Value Fund                                               [17.25%]      17.65%
Equity Income Fund                                      [167.53%]     133.74%
Select Equity Fund                                       [24.88%]       9.72%
Small Cap Fund                                          [318.40%]     208.13%
Bond Fund                                                [27.18%]      18.26%
Government Income Fund                                    [41.6%]      26.85%
Limited Term Bond Fund                                   [45.85%]      39.15%
Florida Tax-Exempt Fund                                  [11.05%]      34.33%
Municipal Bond Fund                                       [8.68%]      20.74%
                                                     ---------

                                                 [Period Ending]           December 31              December 31
                                                 ---------------           -----------              -----------
                                                      [July 31, 2000            1999]                   1998
                                                      --------------            -----                   ----
International Equity Fund                                31.88%                 39.97%                 62.47%
Mid Cap Fund                                             38.84%                 19.71%                    N/A
Capital Growth Fund                                      91.63%                178.49%                152.00%
Large Cap Fund                                            9.60%                 14.92%                  2.79%
Limited Term U.S. Government Fund                         3.63%                 16.91%                 86.00%
Tennessee Tax-Exempt Fund                                23.19%                 63.97%               [154 86%]
Limited Term Tennessee Tax-Exempt Fund                   20.04%                 52.09%                167.48%
Aggressive Growth Portfolio                              22.19%                 94.78%                    N/A
Growth Portfolio                                         93.18%                 82.83%                    N/A
Growth and Income Portfolio                              20.94%                 61.90%                    N/A
Moderate Growth and Income Portfolio                     21.37%                133.91%                    N/A

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and, in the case of the Tax-Exempt Fund, the Tax-Free Funds, [the Tennessee Tax-Exempt Fund and the Limited Term Tennessee Tax-Exempt Fund], by requirements which enable these Funds to receive certain favorable tax treatments. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions.

         The Tax-Free Funds, the Tennessee Tax-Exempt Fund and the Limited Term Tennessee Tax-Exempt Fund will not purchase securities solely for the purpose of short-term trading. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the

[Advisor] believes investment considerations warrant such sale or purchase. However, the portfolio turnover rate for each of the Tax-Free Funds [the Tennessee Tax-Exempt Fund and the Limited Term Tennessee Tax-Exempt Fund] may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders. To the extent portfolio turnover results in the realization of short-term capital gains, such gains will generally be taxed to shareholders at ordinary income tax rates.


                                    VALUATION

         As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of 4:00 p.m., Eastern time (and also as of 1:00 p.m., Eastern time for the Treasury Reserve Fund and as of 2:00 p.m., Eastern time for the Institutional Prime Obligations Fund) (the "Valuation Time") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUNDS AND THE INSTITUTIONAL MONEY MARKET FUND

         These Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, these Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

VALUATION OF THE CAPITAL APPRECIATION FUNDS,[AND] THE  THE INCOME FUNDS

         The value of the portfolio securities held by each of the Funds for purposes of determining such Fund's net asset value per Share will be established on the basis of current valuations provided by Muller Data Corporation or Kenny S&P Evaluation Services, whose procedures shall be monitored by the Administrator, and which valuations shall be the fair market value of such securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at AmSouth or financial institutions that provide certain support services for their customers or account holders ("Financial Institutions"). Customers purchasing Shares may include officers, directors, or employees of AmSouth or AmSouth's correspondent banks.

PURCHASE OF SHARES

         As stated in the relevant Prospectuses, the public offering price of Class A Shares of the Capital Appreciation Funds, the Strategic Portfolios, and the Income Funds is their net asset value computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class B and Trust Shares is their net asset value computed after the sale. The public offering price of such Shares is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see "Shareholder Information -Pricing of Fund Shares" in the relevant Prospectuses). The public offering price of the Class I, Class II, and Class III Shares is their net asset value per Share, as next computed after an order is received.

                  SALES CHARGES. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in a Fund's Prospectus applies to purchases of Shares of such a Fund made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 18; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

         A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of a Capital Appreciation Fund and one or more of the other Class A Shares of a Fund or by combining a current purchase of Class A Shares of a Fund with prior purchases of Class A Shares of any Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (ii) the dollar amount of purchases of the Purchaser's combined holdings of all Class A Shares in any Fund. The "Purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the Purchaser, the Purchaser's spouse, children under the age of 18, the Purchaser's retirement plan accounts and sole proprietorship accounts that the Purchaser may own. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

         Class A Shares of the Money Market Funds are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A and Class B Shares Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Class B Shares of the Prime Money Market Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Money Market Fund.

         Class A Shares purchased with proceeds from redemptions from another mutual fund complex within 30 days after redemption, if the Shareholder paid a front end sales charge for those shares, qualify for a waiver of the AmSouth sales charge. Certain other sales of Class A Shares are made without a sales charge, as described in the relevant Prospectuses under the caption "Sales Charge Waivers", to promote goodwill with employees and others with whom BISYS, AmSouth and/or the Trust have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

                  ADDITIONAL INFORMATION REGARDING BROKER COMPENSATION. As the Trust's principal underwriter, BISYS acts as principal in selling Class A Shares and Class B Shares of the Trust to dealers. BISYS re-allows a portion of the sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of the offering price for all offering prices are set forth in the relevant Class A Shares and Class B Shares Prospectuses (see "Shareholder Information - Pricing of Fund Shares"). From time to time, BISYS may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. In some instances, promotional incentives to dealers may be offered only to certain dealers who have sold or may sell significant amounts of Group shares. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares and Class B Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside the United States for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

                  PURCHASES THROUGH FINANCIAL INSTITUTIONS. Shares of the Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or financial institutions that provide certain administrative support services for their customers or account holders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Financial Institution and its Customer are invested by the Distributor in Shares of a Money Market Fund or the Institutional Money Market Fund. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Funds in amounts that correspond to the market value of securities sold to the Funds by AmSouth as agent.

         Shares of the Trust sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institutions and reflected in the account statements provided by the Financial Institutions to Customers.

         Depending upon the terms of a particular Customer account, the Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Capital Appreciation Funds. Information concerning these services and any charges can be obtained from the Financial Institutions.

         There is no sales charge imposed by the Trust in connection with the purchase of Shares of the Institutional Money Market Fund.

         Shares of the Institutional Money Market Fund are purchased at the appropriate net asset value per Share next determined after receipt by the Distributor of an order in good form to purchase Shares. An order to purchase Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Trust's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Trust's custodian, if received prior to the last Valuation Time. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors use federal funds to purchase Shares.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Class A Shares and Class B Shares either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Trust's custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. In the case of purchases of Shares effected by wiring funds to the Trust's custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

AUTOMATIC INVESTMENT PLAN

         To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

MATTERS AFFECTING REDEMPTION

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds and the Institutional Money Market Fund" above.

         The Trust reserves the right to convert, at net asset value, Class I Shares of any Shareholder to Trust Shares if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in Class I Shares of the Institutional Money Market Fund has a value of less than $3 million. Accordingly, an investor purchasing Class I Shares of the Institutional Money Market Fund in only the minimum investment amount may be subject to such involuntary conversion to Trust Shares of a Money Market Fund if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to convert Class I Shares to Trust Shares, the Shareholder will be given notice that the value of the Class I Shares in his or her account is less than the minimum amount and the Shareholder will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $3 million.

TAXES

         THE MONEY MARKET FUNDS AND THE INSTITUTIONAL MONEY MARKET FUND

         The net income of each Money Market Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net capital gains (if any) will be distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the same class at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. For each Fund, dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.

         INFORMATION SPECIFIC TO THE PRIME MONEY MARKET FUND, THE INSTITUTIONAL PRIME OBLIGATIONS FUND, THE TREASURY RESERVE FUND, AND THE U.S. TREASURY FUND. Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of each Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends-received deduction for corporate shareholders. These Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the U.S. Treasury Fund's, the Treasury Reserve Fund's, and the Institutional Prime Obligations Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemption for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax [Advisors] concerning their own tax situation and the application of state and local taxes.

         THE INCOME FUNDS

         A dividend for each Income Fund will be declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined to be necessary or appropriate by the appropriate officers of the Trust.

Dividends will generally be paid monthly. Distributable net realized capital gains are distributed annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

         INFORMATION SPECIFIC TO THE BOND FUND, THE LIMITED TERM BOND FUND AND THE GOVERNMENT INCOME FUND. Distributions by the Bond Fund, the Limited Term Bond Fund and the Government Income Fund of ordinary income and/or an excess of net short-term capital gain over net long-term loss are taxable to shareholders as ordinary income. It is not expected that the dividends-received deduction for corporations will apply to these distributions.

         Distributions designated by the Bond Fund, the Limited Term Bond Fund and the Government Income Fund as derived from net gains on securities held for more than one year are taxable to Shareholders as such regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.

         Prior to purchasing Shares of the Bond Fund, the Limited Term Bond Fund or the Government Income Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends or distributions may be, as an economic matter, a return of capital. A Shareholder should consult his or her own [Advisor] for any special advice.

         Dividends received by a Shareholder that are derived from the Bond Fund's, the Limited Term Bond Fund's or the Government Income Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

         A Shareholder will generally recognize long-term capital gain or loss on the sale or exchange of shares in an Income Fund held by the Shareholder for more than twelve months.

If a Shareholder receives a capital gain dividend with respect to a Share of the Bond Fund, Limited Term Bond Fund, and Government Income Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

         The holder of a security issued with "original issue discount" (including a zero-coupon U.S. Treasury security) is required to accrue as income each year a portion of the discount at which the security was purchased, even though the holder does not currently receive the interest payment in cash. A security has original issue discount if its redemption price exceeds its issue price by more than a de minimis amount. Accordingly, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund may be required to distribute each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of its portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have in the absence of such transactions.

         INFORMATION SPECIFIC TO THE TAX-EXEMPT FUND, THE FLORIDA FUND, THE MUNICIPAL BOND FUND, THE TENNESSEE TAX-EXEMPT FUND, AND THE LIMITED TERM TENNESSEE TAX-EXEMPT FUND. Shareholders of these Funds may treat as exempt-interest and exclude from gross income for federal income tax purposes dividends derived from net exempt-interest income and designated by the Funds as exempt-interest dividends. However, such dividends may be taxable to shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes.

         Dividends from these Funds attributable to exempt-interest dividends may cause the social security and railroad retirement benefits of individual Shareholders to become taxable, or increase the amount that is taxable. Interest on indebtedness incurred by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes to the extent the Funds distribute exempt-interest dividends during the Shareholder's taxable year. The amount of the disallowed interest deduction is the total amount of interest paid or accrued on the indebtedness multiplied by a fraction, the numerator of which is the amount of exempt-interest dividends received by the Shareholder and the denominator of which is the sum of the exempt-interest dividends and taxable dividends received by the Shareholder (excluding capital gain dividends received by the Shareholder and capital gains required to be included in the Shareholder's computation of long-term capital gains under Section 852(b)(3)(D) of the Code). It is anticipated that distributions from these Funds will not be eligible for the dividends-received deduction for corporate shareholders.

         Because Fund expenses attributable to earning tax-exempt income do not reduce the Fund's current earnings and profits, a portion of any distribution in excess of the Fund's net tax-exempt and taxable income may be considered as paid out of the Fund's earnings and profits and therefore may be treated as a taxable dividend (even though that portion represents a return of the Fund's capital).

         Gains on the sale of Shares in the Funds will be subject to federal, state, and local taxes. If a Shareholder receives an exempt-interest dividend with respect to any Share of the

Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In addition, any loss not already disallowed as provided in the preceding sentence will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

         The Funds may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

         To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax and may be subject to state and local tax. A Shareholder should consult his or her own tax [Advisor] for any special advice.

         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in the alternative minimum taxable income of individual and corporate Shareholders for the purpose of determining liability (if any) for the applicable alternative minimum tax. All tax-exempt interest dividends will be required to be taken into account in calculating the alternative minimum taxable income of corporate Shareholders.

ADDITIONAL TAX INFORMATION

         It is the policy of each Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Trust's Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

         In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its taxable net investment company income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         Any loss realized on the sale or exchange of Shares will be disallowed to the extent that a Shareholder replaces the disposed of Shares with other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such an event, a Shareholder's basis in the replacement Shares will be adjusted to reflect the disallowed loss.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount at least equal to the sum of 98% of their "ordinary income" (as defined) for the calendar year, 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year, and any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed the sum of (i) the deduction for dividends paid (defined in Section 561 of the Code) during such calendar year, and (ii) any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund did not meet the excise tax threshold, the Fund would be subject to the 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax [Advisors] with respect to the potential application of these new regulations.

         A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale" and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.

         The Funds each expect to qualify to be taxed as a "regulated investment company" and to be relieved of all or substantially all federal income taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         However, if for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their Shareholders). In addition, distributions to Shareholders may be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Trust's Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax [Advisors] with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         The International Equity Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The International Equity Fund may make an election under Section 853 of the Code, provided more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

         If the International Equity Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and gain realized with respect to PFIC securities that are marked-to-market will be treated as ordinary income under Section 1296 of the Code.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-EXEMPT FUND, THE TAX-FREE FUNDS, THE TENNESSEE TAX-EXEMPT FUND, AND THE LIMITED TERM TENNESSEE TAX-EXEMPT FUND

         As indicated in the Prospectuses of the Tax-Exempt Fund and the Tax-Free Funds, these Funds are designed to provide Shareholders with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Fund and the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the dividends of the Tax-Exempt Fund and the Tax-Free Funds, being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         In addition, the Tax-Exempt Fund and the Tax-Free Funds may not be appropriate investments for Shareholders that may be "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder that may be considered a "substantial user" should consult a tax [advisor] with respect to whether exempt-interest dividends would retain the exclusion under
Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."


         The Code permits a regulated investment company which invests at least 50% of its assets in tax-free Municipal Securities to pass through to its investors, tax-free, net Municipal Securities interest income. The policy of the Tax-Exempt Fund and the Tax-Free Funds is to pay each year as dividends substantially all such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt Fund and the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the Tax-Exempt Fund and the Tax-Free Funds during such year, regardless of the period for which the Shares were held.

         While the Tax-Exempt Fund and the Tax-Free Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax-Exempt Fund and the Tax-Free Funds will have no tax liability with respect to such gains and the distributions will be taxable to Shareholders as net gains on securities held for more than one year, regardless of how long a Shareholder has held the Shares of the Funds. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax-Exempt Fund and the Tax-Free Funds to Shareholders after the close of the Fund's taxable year.

         While the Tax-Exempt Fund and the Tax-Free Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Funds will be distributed to Shareholders. In general, the investment company taxable income will be the taxable income of the Fund (including, the excess of short-term capital gains for such year over net long-term capital losses for such year) subject to certain adjustments and excluding the excess, if any, of any net long-term capital gains for the taxable year over any net short-term capital loss for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).

         As indicated in the Prospectuses of the Tax-Exempt Fund and the Tax-Free Funds, the Funds may acquire puts with respect to Municipal Securities (and in the case of the Florida Fund, Florida Municipal Securities) held in their portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tax-Exempt Fund and the Tax-Free Funds is to limit their acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax-Exempt Fund and the Tax-Free Funds could acquire under the 1940 Act. Therefore, although the Tax-Exempt Fund and the Tax-Free Funds will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Funds. If the Tax-Exempt Fund and the Tax-Free Funds were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Tax-Exempt Fund and the Tax-Free Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Tax-Exempt Fund and the Tax-Free Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax-Exempt Fund and the Tax-Free Funds are urged to consult their tax [Advisors] with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         All distributions from the Tennessee Tax-Exempt Fund or Tennessee Limited Term Tax-Exempt Fund, regardless of source, will be subject to the Tennessee corporate excise tax. Shares of these Funds may be subject to the Tennessee inheritance tax and the Tennessee estate tax if owned by a Tennessee decedent at the time of death.

ALABAMA TAXES

         Section 40-18-14(3)f of the Alabama Code specifies that interest on obligations of the State of Alabama and any county, municipality or other political subdivision thereof is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on obligations of the United States or its Possessions (including Puerto Rico, Guam and the Virgin Islands). Regulation Section 810-3-14-.02(4)(a) extends the exclusion to agencies of the United States or corporations owned by the United States and lists as examples of exempt obligations, U.S. savings bonds, U.S. Treasury notes or bills, obligations of the Bank for Cooperation, Federal Land Bank, Federal Intermediate Credit Bank, Federal Home Loan Bank, Production Credit Associations, Federal Financing Bank, and the Tennessee Valley Authority. In addition, Regulation Section 810-3-14-.02(4)(b)2 and an Administrative ruling of the Alabama Department of Revenue dated March 1, 1990 extend these exemptions for interest to distributions from a regulated investment company to the extent that they are paid out of interest earned on such exempt obligations. Tax-exempt treatment is not available on distributions from income earned on securities that are merely guaranteed by the federal government (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations or for obligations of other states to the extent such investments are made by the Fund for temporary or defensive purposes. Such interest will be taxable on a pro rata basis.

         Any distributions of net short-term and net long-term capital gain earned by the Fund are fully includable in each Shareholder's Alabama taxable income as dividend income and long-term capital gain, respectively. Both types of income are currently taxed at ordinary rates.

         The foregoing discussion is based on tax laws and regulations which are in effect as of the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important Alabama tax considerations generally affecting the Municipal Fund and its Shareholders. Potential investors are urged to consult their tax [Advisors] concerning their own tax situation and concerning the application of state and local (as well as federal) taxes.

FLORIDA TAXES

         The State of Florida does not impose an income tax on individuals. Therefore, distributions of the Florida Fund to individuals will not be subject to personal income taxation in Florida. Corporations and other entities subject to the Florida income tax will be subject to tax on distributions of investment income and capital gains by the Fund. Distributions attributable to interest on obligations of any state (including Florida), the District of Columbia, U.S. possessions, or any political subdivision thereof, will be taxable to corporations and other entities for Florida income tax purposes even though such interest income is exempt from federal income tax. Similarly, distributions attributable to interest on obligations of the United States and its territories will be taxable to corporations and other entities under the Florida income tax. For individuals and other entities subject to taxation in states and localities other than Florida, distributions of the Fund will be subject to applicable taxes imposed by such other states and localities.

         In the opinion of special Florida tax counsel to the Fund, shareholders of the Florida Fund who are subject to the Florida Intangible Personal Property Tax (the "Intangible Tax") will not be subject to the Intangible Tax on shares of the Florida Fund if, on the first day of the applicable calendar year, the assets of the Florida Fund consist solely of obligations of Florida or its political subdivisions; obligations of the United States, Puerto Rico, the Virgin Islands or Guam; or bank deposits, cash or other assets which would be exempt from the Intangible Tax if directly held by the shareholder. A Technical Assistance Advisement confirming this tax treatment has been obtained from the Florida Department of Revenue. As described above, it is the Florida Fund's policy to invest at least 80% of its net assets in Florida Municipal Securities exempt from the Intangible Tax under normal market conditions. The Florida Fund intends to insure that, absent abnormal market conditions, all of its assets held on January 1 of each year are exempt from the Intangible Tax. Accordingly, the value of the Florida Fund shares held by a shareholder should ordinarily be exempt from the Intangible Tax. However, if on any January 1 the Florida Fund holds investments that are not exempt from the Intangible Tax, the Florida Fund's shares could be wholly or partially subject to the Intangible Tax for that year.

         The foregoing discussion is intended only as a brief summary of the Florida tax laws currently in effect which would generally affect the Florida Fund and its shareholders.

Potential investors are urged to consult with their Florida tax counsel concerning their own tax situation.

TENNESSEE TAXES

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent such dividends are attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any country or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         Generally, bonds of the type comprising the Fund, and the interest thereon, may be subject to inheritance, transfer, and estate taxes under Tennessee law. Further, bonds in the Fund may be indirectly taxed to the extent the bonds and the interest derived therefrom are included within the measure of certain franchise and excise taxes imposed under Tennessee law on organizations and entities doing business in Tennessee (other than general partnerships and sole proprietorships).

         The foregoing discussion is intended only as a brief summary of the Tennessee tax laws currently in effect which would generally affect the Tennessee Tax-Exempt Fund and the Limited Term Tennessee Tax-Exempt Fund and their shareholders. Potential investors are urged to consult with their Tennessee tax counsel concerning their own tax situation.

                                MANAGEMENT OF THE TRUST

TRUSTEES

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently [six] Trustees, one of whom is an "interested person" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                            Position(s) Held             Principal Occupation
Name and Address                   Age      With the Trust               During the Past 5 Years
----------------                   ---      ----------------             -----------------------

J. David Huber*                   [54]      Chairman, Trustee            From June 1987 to present, employee of
3435 Stelzer Road                                                        BISYS Fund Services Limited Partnership
Columbus, Ohio  43219

Dick D. Briggs, Jr., M.D.         [66]      Trustee                      From [March 1997 to present, Chief
459 DER Building                                                         Medical Officer, Best Doctors (TM)
1808 7th Avenue South                                                    Worldwide Healthcare Services; from]
UAB Medical Center                                                       September 1989 to present, Emeritus
Birmingham, Alabama 35294                                                Professor and Eminent Scholar Chair,
                                                                         Univ. of Alabama at Birmingham; from
                                                                         October  [1973] to present, Physician,
                                                                         University of Alabama Health Services
                                                                         Foundation; from 1981 to 1995, Professor
                                                                         and Vice Chairman, Dept. of Medicine,
                                                                         Univ. of Alabama at Birmingham School of
                                                                         Medicine; from 1988 to 1992, President,
                                                                         CEO and Medical Director, Univ. of
                                                                         Alabama Health Services Foundation

Wendell D. Cleaver                [66]      Trustee                      From September 3, 1993 to present,
[225] Lakewood Drive, West                                               retired; from December 1988 to August,
Mobile, Alabama 36608                                                    1993, Executive Vice President, Chief
                                                                         Operating Officer and Director, Mobile
                                                                         Gas Service Corporation

Homer H. Turner, Jr.              [72]      Trustee                      From June 1991 to present, retired; until
751 Cary Drive                                                           June 1991, Vice President, Birmingham
Auburn, Alabama  36830-2505                                              Division, Alabama Power Company

James H. Woodward, Jr.            [61]      Trustee]                     From 1996 to present, Trustee, The
The University of North                                                  Sessions Group; from July 1989 to
  Carolina at Charlotte                                                  present, Chancellor, The University of
[Charlotte, North Carolina  28223                                        North Carolina at Charlotte; from April
                                                                         1997 to present, Trustee, BISYS Variable
                                                                         Insurance Funds; from August 1984 to July
                                                                         1989, Senior Vice President, University
                                                                         College, University of Alabama at
                                                                         Birmingham

Norma A. Coldwell                  75        Trustee                     [International Economist and Consultant;
3330 Southwestern Blvd.                                                  Executive Vice President of Coldwell
Dallas, Texas 75225                                                      Financial Consultants; Trustee and
                                                                         Treasurer of Meridian International Center
                                                                         (International Education and Cultural
                                                                         Group); Member of the Board of Advisors of
                                                                         Meridian International Center and Emerging
                                                                         Capital Markets, SA (Montevideo, Uruguay);
                                                                         formerly, Chief International Economist of
                                                                         Riggs National Bank, Washington, D.C.

--------------------------]

      * Indicates an "interested person" of the Trust as defined in the 1940
Act.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee.

OFFICERS

         The officers of each Fund, their current addresses, their age, and principal occupation during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                                      Position(s) Held              Principal Occupation
 Name and Address          Age        With the Trust                During Past 5 Years
 ----------------          ---        ----------------              --------------------

 John F. Calvano         40           President                     From September 1999 to present, Senior
                                                                    Vice President, AmSouth Bank; from October
                                                                    1994 to September 1999, employee of BISYS
                                                                    Fund Services Limited Partnership; from
                                                                    July 1992 to August 1994, investment
                                                                    representative, BA Investment Services;
                                                                    and from October 1986 to July 1994,
                                                                    Marketing Manager, Great Western
                                                                    Investment Management.

 Walter B. Grimm         55           Vice President                From June 1992 to present, employee of
                                                                    BISYS Fund Services Limited Partnership;
                                                                    from 1990 to 1992, President and CEO,
                                                                    Security Bancshares; from July 1981 to
                                                                    1990, President of Leigh Investments
                                                                    Consulting (investments firm).

 Charles L. Booth        40           Treasurer                     From 1988 to present, employee of BISYS
                                                                    Fund Services Limited Partnership.

 Rodney L. Ruehle        32           Secretary                     From August 1990 to August 1995, Assistant
                                                                    Treasurer of the Cardinal Group of Funds; from
                                                                    August 1995 to present, Director Administration
                                                                    Services, BISYS Fund Services, Inc.

 Jeffrey C. Cusick       41           Assistant Secretary
                                      Vice President                An employee of BISYS Fund Services, Inc.
                                                                    since July 1995, and an officer of other
                                                                    investment companies administered by the
                                                                    Administrator or its affiliates.  From
                                                                    September 1993 to July 1995, he was
                                                                    Assistant Vice President of Federated
                                                                    Administrative Services.

Alaina V. Metz           33           Assistant Secretary           From  June 1995 to present, Chief
                                                                    Administrator, Administrative and Regulatory
                                                                    Services, BISYS Fund Services Limited
                                                                    Partnership; from May 1989 to June 1995,
                                                                    Supervisor, Mutual Fund Legal Department,
                                                                    Alliance Capital Management.


         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Cusick, Grimm, Ruehle, and Booth and Ms. Metz are employees of BISYS Fund Services Limited Partnership.

                                               COMPENSATION TABLE (1)
                                               ------------------

                                                  Pension or
                                                  Retirement                                       Total
                         Aggregate                Benefits                Estimated                Compensation
                         Compensation             Accrued                 Annual                   from AmSouth
Name of                  from AmSouth             As Part of              Benefits Upon            Mutual Funds
Position                 Fund Expenses            Fund Expenses           Retirement               Paid to Trustee
-----------              --------------           -------------           --------------           ---------------
J. David Huber              None                                          [NONE]                      None
                                                  None
James H.                 $21,250                                          None                     $21,250
Woodward, Jr.                                     None

Homer H. Turner          $21,250                                          None                     $21,250
                                                  None
Wendell D. Cleaver       $21,250                                          None                     $21,250
                                                  None
Dick D. Briggs,          $21,250                                          None                     $21,250
Jr., M.D.                                         None

[Norma A. Coldwell]      $ 9,000                  [NONE]                  None                     $ 9,000



(1) Figures are for the Trust's fiscal year ended July 31,  [2000].

CODE OF ETHICS

         Each Fund, AmSouth Bank, [BISYS Fund Services, Sawgrass Asset Management, LLC, Lazard Asset Management, Oakbrook Investments, LLC, Rockhaven Asset Management, LLC, Peachtree Asset Management Code of Ethics, and Bennett Lawrence Management, LLC] have adopted codes of ethics ("Codes") under Rule 17j-1 of the Investment Company Act, and these Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by each Fund.

INVESTMENT  [ADVISOR]
--------------------

             Investment advisory and management services are provided to each Fund (except the Limited Term Bond Fund) by the [Advisor] pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited Term Bond Fund by the [Advisor] pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement"). The First Investment Advisory Agreement and the Second Investment Advisory Agreement are collectively referred to as the "Advisory Agreements."

             In selecting investments for the Value Fund and the Balanced Fund, the [Advisor] employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. The [Advisor's] approach when selecting investments for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.

             In selecting investments for each of the Income Funds, and the Balanced Fund, the [Advisor] attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. The [Advisor] seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.

             Under the Advisory Agreements, the fee payable to the [Advisor] by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and the [Advisor] or
(b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Money Market Fund - forty one-hundredths of one percent (0.40%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (0.40%) annually; the Institutional Prime Obligations Fund -twenty one-hundredths of one percent (0.20%); the Institutional U.S. Treasury Fund - twenty one-hundredths of one percent (0.20%); the Value Fund - eighty one-hundredths of one percent (0.80%) annually; the Tax-Exempt Fund - forty one-hundredths of one percent (0.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Limited Term Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Balanced Fund - eighty one-hundredths of one percent (0.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Florida Fund -sixty-five one-hundredths of one percent (0.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Equity Income Fund - eighty one-hundredths of one percent (0.80%) annually; the Growth Fund - eighty one-hundredths of one percent (0.80%) annually; the Small Cap Fund - one hundred twenty one-hundredths of one percent (1.20%) annually; the Select Equity Fund - eighty one hundredths of one percent (.80%) annually; the Enhanced Market Fund - forty-five hundredths of one percent (0.45%) annually; the International Equity Fund - one hundred twenty five one-hundredths of one percent (1.25%) annually; the Mid Cap Fund - one hundred one-hundredths of one percent (1.00%) annually; the Capital Growth Fund - eighty one-hundredths of one percent (0.80%) annually; the Large Cap Fund - eighty one-hundredths of one percent (0.80%) annually; the Limited Term U.S. Government Fund - sixty-five one-hundredths of one percent (0.65%) annually; Tennessee Tax-Exempt Fund - sixty-five one-hundredths of one percent (0.65%) annually; Limited Term Tennessee Tax-Exempt Fund - sixty-five one-hundredths of one percent (0.65%) annually; Treasury Reserve Fund - forty one-hundredths of one percent (0.40%) annually; Aggressive Growth Portfolio - twenty one-hundredths of one percent (0.20%) annually; Growth Portfolio - twenty one-hundredths of one percent (0.20%) annually; Growth and Income Portfolio - twenty one-hundredths of one percent (0.20%) annually; Moderate Growth and Income Portfolio - twenty one-hundredths of one percent (0.20%) annually. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

             For the fiscal years ended July 31, 2000, July 31, 1999, and July 31, 1998, the Advisor received the following investment advisory fees(1):

                                Fiscal Year Ended

                           [July 31, 2000]                   July 31, 1999                     July 31, 1998
                         --------------------           ---------------------           ---------------------------
                                      Amount                            Amount                              Amount
                         Earned       Waived           Earned           Waived           Earned              Waived
                         ------       ------           ------           ------           ------              ------
Balanced Fund            2,283,895      --            $3,046,371            --         $3,005,940                --
Growth Fund                390,511                       207,326            --             70,873                --
Enhanced Market Fund       264,084      --                78,331            --                 --                --
Value Fund               6,419,275      --             8,292,490            --          7,981,703                --
Select Equity Fund         106,759      --               129,762            --                 --                --
Florida Fund              453,352   198,628             460,845         248,147          369,000          199,000]
U.S. Treasury Fund      1,155,683    54,406           1,261,718            --          1,256,351                --
Institutional Prime
  Obligations Fund         513,326   333,601             198,365         128,935               --                --

                                    Period Ended            Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
                                   July 31, 2000            December 31, 1999          December 31, 1998          December 31, 1997
                                  ------------------       -------------------       ---------------------      -------------------

                                              Amount                    Amount                     Amount                    Amount
                                  Earned      Waived       Earned       Waived       Earned        Waived       Earned       Waived
                                  ------      ------       ------       ------       ------        ------       ------       ------

Equity Income Fund(1)               747,052     --          324,890         --        267,522         --         36,130         --
Small Cap Fund(1)                   999,755    62,982       127,255         --         33,202         --           --           --
Bond Fund(1)                      2,810,891   648,672     2,319,255    $ 535,215    2,056,000      475,000      969,000    $ 224,000
Government Income  Fund(1)          963,864   232,231        61,967       33,367       69,000       37,000       90,000       48,000
Limited Term Bond  Fund(1)          912,393   210,554       734,542      169,510      774,000      179,000      322,000       74,000

Municipal Bond Fund(1)               2,322,455   893,250   2,120,841    815,707   2,170,000      835,000     181,117       70,000
Prime Money Market  [Fund(1)]        3,941,129   272,524   2,765,375       --     2,515,690         --     2,366,707         --
Tax-Exempt Fund(1)                     541,030   232,648     383,340    191,672     354,000      176,963     321,570      160,785
International Equity Fund(1a)          542,118   100,088     236,272     91,551     239,978       77,837      95,011       47,505
Mid Cap  Fund(1)                       424,952     --        102,860        745         N/A          N/A         N/A          N/A
Capital Growth  Fund(1)              1,355,361     --      1,501,646     25,355     105,152       10,125     783,646      141,465
Large Cap  Fund(1)                   3,676,555   157,613   6,578,349    809,287   4,767,781            0   4,445,559            0
Limited  Term
     U.S. Government  [Fund(1)]        153,673    39,468     161,658     76,077     108,195(1b)   35,572      81,110       41,559
Tennessee Tax-Exempt  [Fund(1)]        258,016    41,800     453,208      7,254     497,352        5,617     502,268      423,799
Limited Term  [Tennessee(1)]
     Tax-Exempt Fund                    61,432    13,967      79,230     22,677     112,873       25,811      93,669(1b)   59,000
Treasury Reserve  [Fund(1)]            929,047    86,576   1,426,081    215,483         N/A          N/A         N/A          N/A
Aggressive Growth  [Portfolio(1)]       24,193    12,096     111,136    111,136         N/A          N/A         N/A          N/A
Growth  [Portfolio(1)]                  22,898    11,448     111,326    111,326         N/A          N/A         N/A          N/A
Growth and Income  [Portfolio(1)]      105,777    52,887     102,659    102,659         N/A          N/A         N/A          N/A

Moderate Growth and
     Income  [Portfolio(1)]             25,872    12,936     109,442    212,101         N/A          N/A         N/A          N/A

------------------------------------

         (1) With respect to Funds participating in the ISG/AmSouth combination, the figures reflect the investment advisory fee paid to the former [Advisor for the periods ended July 31, 2000 and for the fiscal years ended December 31, 1998, and December 31, 1997.

         (1a) The International Equity [Fund] commenced operations 12/14/98.

         (1b) For the period February 28, 1997 (commencement of operations) through December 31, 1997.

         Each of the Advisory Agreements provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.

         Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 2001 as to each of the Money Market
Funds, the Capital Appreciation Funds, the Income Funds, the Strategic Portfolios, the Tax-Free Funds, [the Tennessee Tax-Exempt Fund, the Limited Term Tennessee Tax-Exempt Fund,] the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund, and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

         Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Term Bond Fund until January 31, 2001 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Term Bond Fund, and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by the [Advisor]. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment [advisor] including, but not limited to,
(i) descriptions of the [advisor's] operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the [advisor's] operations.

         AmSouth also serves as Sub-Administrator for the Trust. See "SUB-ADMINISTRATOR" below.

INVESTMENT SUB- [ADVISORS]

         Investment sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven" or "Sub- [Advisor")] pursuant to a Sub-Advisory Agreement dated as of March 12, 1997 between the [Advisor] and Rockhaven ("Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Growth Fund by Peachtree Asset Management ("Peachtree" or "Sub- [Advisor")] pursuant to a Sub-Advisory Agreement dated July 31, 1997 between the [Advisor] and Peachtree. Investment sub-advisory services are provided to the Small Cap Fund by Sawgrass Asset Management, LLC ("Sawgrass" or "Sub- [Advisor")] pursuant to a Sub-Advisory Agreement dated as of March 2, 1998 between the [Advisor] and Sub- [Advisor] (a "Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Select Equity Fund and the Enhanced Market Fund pursuant to a Sub-Advisory Agreement dated as of September 1, 1998 between the [Advisor] and OakBrook Investments, LLC ("OakBrook" or "Sub- [Advisor")].

         The Sub- [Advisors] shall not be liable for any error of judgement or mistake of law or for any loss suffered by the [Advisor], the Trust or the Fund in connection with the matters to which Agreement relates, except that a Sub- [Advisor] shall be liable to the [Advisor] for a loss resulting from a breach of fiduciary duty by the Sub- [Advisor] under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub- [Advisor] in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Equity Income Fund until January 31, 2001, with respect to the Growth Fund until July 31, 2001, with respect to the Small Cap Fund until January 31,2001, and with respect to the Select Equity Fund and Enhanced Market Fund until January 31,2001, and each Sub-Advisory Agreement shall continue in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the respective Fund and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the [Advisor] or Sub- [Advisor] on 60 days written notice. Each Sub-Advisory Agreement will also immediately terminate in the event of its assignment.

         With respect to the International Equity Fund, the [Advisor] has entered into a Sub-Investment Advisory Agreement (the "Lazard Sub-Advisory Agreement") with Lazard Asset Management ("Lazard") dated as of March 13, 2000. As to such Fund, the Lazard Sub-Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Lazard, by vote cast in person at a meeting called for the purpose of voting on such approval. The Lazard Sub-Advisory Agreement is terminable without penalty, (i) by the [Advisor] on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or
(iii) upon not less than 90 days' notice, by Lazard. The Lazard Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the terms of the Lazard Sub-Advisory

Agreement, the [Advisor] has agreed to pay Lazard a monthly fee at the annual rate of .50% of the value of the International Equity Fund's average daily net assets.

         With respect to the Mid-Cap Fund, the [Advisor] has entered into a Sub-Investment Advisory Agreement (the "Bennett Lawrence Sub-Advisory Agreement") with Bennett Lawrence Management, LLC ("Bennett Lawrence") dated as of March 13, 2000. As to such Fund, the Bennett Lawrence Sub-Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Bennett Lawrence, by vote cast in person at a meeting called for the purpose of voting on such approval. The Bennett Lawrence Sub-Advisory Agreement is terminable without penalty, (i) by the [Advisor] on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Bennett Lawrence. The Bennett Lawrence Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the terms of the Bennett Lawrence Sub-Advisory Agreement, the [Advisor] has agreed to pay Bennett Lawrence a monthly fee at the annual rate set forth below as a percentage of the average daily net assets of the Mid-Cap
Fund:

                                          Annual Rate of Sub-
     Average Daily New                   Advisory Fee Payable
     Assets of Mid-Cap Fund              By the [Advisor]

on the first $25 million                    .75%
on the next $50 million                     .625%
on assets in excess of $75 million          .50%

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Trust may include descriptions of a Sub- [Advisor] including, but not limited to, (i) descriptions of the Sub- [Advisor's] operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the Sub- [Advisor's] operations.

PORTFOLIO TRANSACTIONS

         Pursuant to the Advisory Agreements, the [Advisor] or Sub- [Advisor] determines, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds, and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the [Advisor] and Sub- [Advisor] generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the [Advisor] and the Sub- [Advisor] in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the [Advisor] or Sub- [Advisor] may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the [Advisor] or Sub- [Advisor] and does not reduce the advisory fees payable to the [Advisor] or the Sub- [Advisor]. Such information may be useful to the [Advisor] or Sub- [Advisor] in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the [Advisor] or Sub- [Advisor] in carrying out their obligations to the Trust.



         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the [Advisor] or Sub- [Advisor]. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the [Advisor] or Sub- [Advisor] believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or Sub- Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements and the Sub-Advisory Agreement, in making investment recommendations for the Trust, the Advisor or Sub- Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Advisor or Sub- Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor or Sub- Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

         During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

                                                  Fiscal Year Ended

                                   JULY 31, 2000          July 31, 1999         July 31, 1998
                                   -------------          -------------         -------------

Balanced Fund                       $209,891                 $132,669              $365,522
Growth Fund                           78,155                   34,442                    --
Enhanced Market Fund                  36,153                   20,125*                   --
Value Fund                         1,085,225                  534,115               592,269
Equity Income Fund                   247,409                  119,234               615,317
Select Equity Fund                    13,067                   13,150*                   --
Small Cap Fund                       576,420                  108,710                    --

* For the period September 1, 1998 to July 31, 1999.

                                            PERIOD ENDED
                                            JULY 31, 2000         Dec. 31, 1999         Dec. 31, 1998
                                            -------------         -------------         -------------

International Equity Fund                      $161,303              $52,129               $68,007
Mid Cap Fund                                     85,996               16,260                   N/A
Capital Growth Fund                             500,022              656,419               494,130
Large Cap Fund                                   97,800              312,254                76,036
Limited Term U.S. Government Fund                     0                    0                     0
Tennessee Tax-Exempt Fund                             0                    0                     0
Limited Term Tennessee Tax-Exempt Fund                0                    0                     0
Treasury Reserve Fund                                 0                    0                     0
Aggressive Growth Portfolio                         N/A                  N/A                   N/A
Growth Portfolio                                    N/A                  N/A                   N/A
Growth and Income Portfolio                         N/A                  N/A                   N/A
Moderate Growth and Income Portfolio                N/A                  N/A                   N/A

     To the extent permitted by applicable rules and regulations, either AmSouth or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through an affiliate of AmSouth. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

     During the following fiscal years, listed below are the following brokerage commissions paid to AmSouth Investment Services and/or Invest/Fidelity Capital Markets, both affiliates of AmSouth Bank, and the percentage of the aggregate brokerage commissions and dollars for each Fund.


                                                   Fiscal Year Ended

                                                        % of Aggregate Brokerage      % of Aggregate Dollar
                             Broker Commissions               Commissions             Amount of Transactions
Name of Fund              1998      1999      2000       1998     1999      2000       1998     1999      2000
--------------------    -------   -------   --------   -------   -------   -------   -------   -------   -------
Balanced Fund             n/a     $29,236   $ 20,829     n/a      22.04%     9.92%      n/a     29.81%     9.67%
Value Fund                n/a     $87,718   $110,931     n/a      16.42%    10.22%      n/a     17.48%     8.98%
Select Equity Fund        n/a     $    30      n/a       n/a       0.23%      n/a       n/a      0.24%      n/a

                         1998*     1999*     2000**     1998*     1999*     2000**     1998*     1999*    2000**
                        -------   -------   --------   -------   -------   -------   -------   -------   -------
Capital Growth Fund     $34,567   $23,236   $ 15,090    6.99%      3.54%     3.02%     0.10%     2.94%     2.40%
Large Cap Fund            n/a     $17,200   $ 10,200     n/a       5.51%    10.43%      n/a      5.07%     4.98%
Equity Income Fund      $17,821   $   360   $  4,500    5.67%      0.12%     1.82%     0.12%     0.11%     0.65%

*  For the fiscal year ended December 31.
** For the period January 1, 2000 through July 31, 2000.

GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment [advisor], transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment [advisors] to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment [advisors] to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth in connection with customer purchases of Shares of the Trust, AmSouth might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

ADMINISTRATOR

         ASO Services Company ("ASO") serves as administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). ASO is a wholly-owned subsidiary of BISYS which is a wholly-owned subsidiary of BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the [Advisor] under the Advisory Agreements, the Sub- [Advisors] under the Sub-Advisory Agreements, those performed by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust).

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations (other than those performed by the [Advisor] under the Advisory Agreements, the Sub- [Advisors] under the Sub-Advisory Agreements, those by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its fund accounting agreement and BISYS Fund Services Ohio, Inc. under its transfer agency agreement with the Trust). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund (except the Institutional Money Market Fund) equal to the lesser of
(a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from the Institutional Money Market Fund equal to the lesser of (a) a fee computed at the annual rate of (0.10%) of the Institutional Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.

         For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following [fees(2)]:

                                             Fiscal Year or Period Ended

                                   July 31,  [2000]                July 31,  [1999]         July 31,  [1998]
                                   ----------------                ----------------         ----------------


                                                Amount                       Amount                   Amount
                                 Earned         Waived          Earned       Waived        Earned     Waived
                                 ------         ------          ------       ------        ------     ------

Balanced Fund                   570,976          42,241        $761,600           --       $751,492        --
Growth Fund                      97,628          44,788          51,832      $51,832         18,000   $16,000
Enhanced Market Fund            120,009          54,133          35,097       35,097             --        --
Value Fund                    1,604,826              --       2,073,141           --      1,995,442        --
Select Equity Fund               28,172          16,569          32,564       32,564             --        --
Florida Fund                    139,493          69,745         141,800       70,899        114,000    57,000]
U.S. Treasury Fund              577,841              --         630,865           --        628,179        --
Institutional Prime
  Obligations Fund              256,613         179,635          99,181       69,427             --        --





                                         July 31, 2000          December 31, 1999       December 31, 1998      December 31, 1997
                                         -------------          -----------------       -----------------      -----------------

                                                     Amount                  Amount                  Amount                Amount
                                      Earned         Waived    Earned        Waived     Earned       Waived     Earned     Waived
                                      ------         ------    ------        ------     ------       ------     ------     ------

Equity Income Fund(1)                  186,764      31,665       81,223           --      66,881         --      9,033          --
Small Cap Fund(1)                      166,626      55,962       21,209       21,209       6,000      6,000         --          --
Bond  Fund(1)                          864,890     287,813      713,624      285,450     633,000    475,000    298,000     119,000
Government Income Fund(1)              296,574      76,592       19,067        9,450      21,000     10,000     28,000      14,000
Limited Term Bond Fund(1)              280,736      90,001      226,015       90,406     238,000     95,000     99,000      40,000
 Municipal Bond Fund(1)                714,602     240,613      652,573      261,029     668,000    267,000     55,000      22,000
Prime Money Market Fund(1)           1,970,564     545,049    1,382,700           --   1,257,853         --  1,183,357          --
 Tax-Exempt Fund(1)                    270,515          --      191,672           --     176,963         --    160,785          --
International Equity Fund(1)            85,626      17,234       49,045            0       68863          0         --          --
Mid Cap Fund(1)                         79,192      15,448       15,317            0          --         --         --          --
Capital Growth Fund(1)                 332,131      62,899      340,631            0     231,959          0    180,842           0
Large Cap Fund(1)                      861,408     157,613    1,153,818            0     630,646          0         --          --
Limited Term(1)
     U.S. Government Fund               46,938       8,368       71,320        1,485      32,459     23,803     24,333      17,844
Tennessee Tax-Exempt Fund(1)            78,798      13,933      133,786            0     149,206          0    150,681
Limited Term  Tennessee(1)              18,752      10,737       30,297       22,218      33,862     24,832     28,101      20,607

     Tax-Exempt Fund
Treasury Reserve [Fund(1)]             440,879    173,152     484,234            0     192,322          0    189,650           0
Aggressive Growth [Portfolio(1)]        22,251      8,210       9,656            0          --         --         --          --
Growth [Portfolio(1)]                   20,885      7,422       5,547            0          --         --         --          --
Growth and Income [Portfolio(1)]         3,070         --      37,323            0          --         --         --          --
Moderate Growth and
     Income [Portfolio(1)]              23,639      8,469       9,525            0          --         --         --          --

------------------------------------

         (1) For former ISG Funds, the figures reflect fees received by the [current Administrator for the period ended July 31, 2000 and by the] former Administrator for the fiscal year ended December 31, 1999, December 31, 1998, and December 31, 1997.

         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

EXPENSES

         Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as [Advisor] and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund.

No Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Fund; such costs will be borne by the Distributor.

         As a general matter, expenses are allocated to the Trust, Class A, Class B, Class I, Class II and Class III Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A, Class B Shares, Class II and Class III, other than in accordance with the relative net asset value of the class, are expenses under the Servicing Plan which relates only to the Class A Shares and the Distribution Plan which relates only to the Class B Shares.

SUB-ADMINISTRATORS

         AmSouth is retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with ASO as the Sub-Administrator of the Trust. Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (0.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal years ended July 31, [2000, July 31,] 1999 and July 31, 1998, AmSouth received [$1,562,664,]
$2,184,291 and $1,924,684, respectively, with respect to the Trust.

         BISYS is retained by the Administrator as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

DISTRIBUTOR

         BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of July 16, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 2001, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         Class A Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Class A Shares of each Fund.

         The Servicing Plan was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Servicing Plan (the "Independent Trustees"). The Servicing Plan reflects the creation of the Class A Shares, and provides for fees only upon that Class.

         The Servicing Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares of that Fund. The Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Servicing Plan that would materially increase the shareholder servicing fee with respect to a Fund requires the approval of the holders of that Fund's Class A Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Servicing Plan) indicating the purposes for which such expenditures were made.

         Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), all Class B Shares pay a shareholder servicing fee of 0.25% of average daily net assets. [This] fee is in the form of a separate non-Rule 12b-1 fee. [All Funds bear] a Rule 12b-1 fee of 0.75%. Class II Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class II Shares of each Fund; Class III Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of the Class III Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the Class B, Class II or Class III Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's Class B, Class II or Class III Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's Class B, Class II or Class III Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's Class B, Class II or Class III Shares.


         The Distribution Plan was initially approved on March 12, 1997 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees").

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to the Class B, Class II or Class III Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class B, Class II or Class III Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to the Class B, Class II or Class III Shares of a Fund requires the approval of the holders of that Fund's Class B, Class II or Class III Shares. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

         For the fiscal year ended July 31, [2000], July 31, [1999] and July 31, [1998] the Distributor received the following servicing fees with respect to the Class A Shares and the following distribution fees with respect to the Class B, Class II and Class III Shares from the following [Funds(3)]:


                                                    Fiscal Year Ended

                           July 31, [2000]              July 31, [1999]                     July 31, [1998]
                           ---------------              ---------------                     ---------------
                           Class A Shares                 Class A Shares                      Class A Shares
                           --------------                 --------------                      --------------

                                        Amount                           Amount                             Amount
                         Earned         Waived          Earned           Waived          Earned             Waived
                         ------         ------          ------           ------          ------             ------
Balanced Fund                --             --          $113,423              --         $113,853              $341
Growth Fund                  --             --            28,262              --           12,190                37
Enhanced Market Fund         --             --            27,092          $9,055               --                --
Value Fund                   --             --           178,812              --          145,774               437
Select Equity Fund           --             --            28,366          10,391               --                --
Florida Fund                 --             --            24,979          14,987           13,848            8,325]
U.S. Treasury Fund           --             --            16,054           9,633           19,155            11,498

                                                         198,365         128,935               --                --

                                JULY 31, 2000             JULY 31, 1999         JULY 31, 1998          JULY 31, 1997
                            --------------------        -----------------     -----------------     ---------------
                                CLASS A SHARES           CLASS A SHARES         CLASS A SHARES        CLASS A SHARES

                                          AMOUNT                    AMOUNT                   AMOUNT                 AMOUNT
                              EARNED      WAIVED        EARNED     WAIVED      EARNED        WAIVED   EARNED        WAIVED
                              ------      ------        ------     ------      ------        ------   ------        ------
Equity Income Fund                --          --        58,845        --        55,674         167        --          --
Small Cap Fund                    --          --         3,080        --         1,091           7        --          --
Bond Fund                         --          --         7,330        --        15,851       9,530        --          --
Government Income Fund            --          --         6,909        --        21,290      12,799        --          --
Limited Term Bond Fund            --          --         7,521       4,513       8,171       4,912        --          --
Municipal Bond Fund               --          --         5,843        --         4,831       2,904        --          --
Prime Money Market Fund           --          --       336,424     201,863     305,250     183,129    $305,882    $182,913
Tax-Exempt Fund                   --          --        62,542      37,562      58,152      34,888      50,267      31,033
International Equity Fund(1)     565         565         1,031       1,031           0           0        --          --
Mid Cap Fund(1)                2,299          --         1,503           0        --          --          --          --
Capital Growth Fund(1)         5,174          --        18,891           0       6,073           0     214,963     214,887
Large Cap Fund (1)            37,907      37,907       172,705     172,705           0           0        --          --
Limited Term U.S.                                        7,305       7,305      48,533      48,533      40,554      40,554
     Government Fund(1)        1,752       1,752
Tennessee Tax-Exempt                                     7,736           0       6,387           0     189,842     189,623
      Fund(1)                  1,560          --
Limited Term Tennessee                                  48,523      48,523      55,168      55,168      46,847      46,847
  Tax-Exempt Fund(1)           9,450       9,450
Treasury Reserve Fund(1)          --          --             0           0        --          --          --          --
Aggressive Growth                                          524           0        --          --          --          --
      Portfolio(1)               232          --
Growth Portfolio(1)              119          --           266           0        --          --          --          --
Growth and Income                                          755           0        --          --          --          --
       Portfolio(1)              256          --
Moderate Growth and                                        291           0        --          --          --          --
     Income Portfolio(1)          68          --

          (1) For [Funds] participating in the ISG/AmSouth combination, the figures reflect fees received by the former Distributor for the [period ended July 31, 2000 and] fiscal year ended December 31, 1999, December 31, 1998, and December 31, 1997.

                                                    Fiscal Year Ended

                               July 31, [2000]                 July 31, [1999]                   July 31, [1998]
                               ---------------                 ---------------                   ---------------
                                Class B Shares                 Class B Shares                    Class B Shares

                                             Amount                            Amount                         Amount
                              Earned         Waived         Earned             Waived         Earned           Waived
                              ------         ------         ------             ------         ------           ------
Balanced Fund                     --             --         $78,669               --          $21,204            --
Growth Fund                       --             --          51,893               --           15,982            --
Enhanced Market Fund              --             --          20,045               --               --            --
Value Fund                        --             --         102,305               --           33,233            --
Select Equity Fund                --             --           8,018               --               --            --
Florida Fund                      --             --           1,086               --               --           --]
U.S. Treasury Fund                --             --              --               --               --            --

                                  July 31, 2000            July 31, 1999          July 31, 1998         July 31, 1997
                                  Class B Shares           Class B Shares         Class B Shares        Class B Shares

                                               AMOUNT                   AMOUNT                    AMOUNT                  AMOUNT
                                   EARNED      WAIVED        EARNED     WAIVED      EARNED        WAIVED     EARNED       WAIVED
                                   ------      ------        ------     ------      ------        ------    ------        ------

Equity Income Fund                 69,803         --        77,644        --        35,433        --          --          --
Small Cap Fund                      6,524         --         8,620        --         2,093        --          --          --
Bond Fund                          10,498         --        16,859        --         1,542        --          --          --
Government Income Fund              1,427         --          --          --          --          --   ]      --          --
Limited Term Bond Fund              5,693         --         4,053        --          --          --          --          --
Municipal Bond Fund                 2,150         --          --          --          --          --          --          --
Prime Money Market Fund             2,555         --         1,468        --          --          --          --          --
Tax-Exempt Fund                       --          --          --          --          --          --          --          --
International Equity Fund(1)        2,029         --           416           0           0           0        --          --
Mid Cap Fund(1)                    36,596         --         2,945           0           0        --          --          --
Capital Growth Fund(1)             36,520         --        40,157           0       8,089           0        --          --
Large Cap Fund(1)                  95,346         --        74,774           0          23          23        --          --
Limited Term U.S.                   1,822         --         3,735           0       1,398           0        --          --
  Government Fund(1)
Tennessee Tax-Exempt                4,824         --        10,630           0       5,131           0        --          --
      Fund(1)
Limited Term Tennessee              2,037         --         5,915           0       3,332           0        --          --
  Tax-Exempt Fund(1)
Treasury Reserve Fund(1)             --           --             0           0        --          --          --          --
Aggressive Growth                   2,038         --         2,179           0        --          --          --          --
    Portfolio(1)
Growth Portfolio(1)                 4,917         --         3,954           0        --          --          --          --
Growth and Income                   7,746         --         8,688           0        --          --          --          --
   Portfolio(1)

Moderate Growth and                 3,732         --         4,809           0        --          --          --          --
  Income


--------------------------------

         [(1)For Funds] participating in the ISG/AmSouth combination, the figures reflect fees received by the former Distributor for the [period ended July 31, 2000 and] fiscal [years] ended December 31, 1999, December 31, 1998, and December 31, 1997.

                                                    Fiscal Year Ended

                                  [July 31, 2000]                 July 31, 1999                    July 31, 1998
                              ---------------------         -------------------------         -----------------------
                                  Class II Shares                Class II Shares                 Class II Shares

                                             Amount                           Amount                         Amount
                              Earned         Waived         Earned             Waived         Earned           Waived
                              ------         ------         ------             ------         ------           ------
Institutional Prime
  Obligations Fund            --              --            $17,200              --              --            --

                                                    Fiscal Year Ended

                                 [July 31, 2000]                   July 31, 1999                 July 31, 1998
                              ---------------------         -------------------------         -----------------------
                                 Class III Shares                Class III Shares                Class III Shares

                                             Amount                           Amount                         Amount
                              Earned         Waived         Earned             Waived         Earned           Waived
                              ------         ------         ------             ------         ------           ------
Institutional Prime
  Obligations Fund            --              --            $15,473              --              --             --

         All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares, Class II Shares or Class III Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares, Class II Shares or Class III Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

CUSTODIAN

         AmSouth serves as custodian of the Trust pursuant to a Custodial Services Agreement with the Trust (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES.

         BISYS Fund Services Ohio, Inc. ("Transfer Agent") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc.

         BISYS Fund Services, Inc. ("Fund Accountant") provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, the Fund Accountant receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each tax-exempt Fund and $30,000 for each taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class.

INDEPENDENT ACCOUNTANTS

         The [financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by Ernst & Young, LLP, independent accountants for the Trust, or other independent accountants, as set forth in Ernst & Young LLP's report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Ernst & Young LLP'S address is 1100 Huntington Center, 41 South High Street,

Columbus, OH 43215.

LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333, are counsel to the Trust.


                             PERFORMANCE INFORMATION

GENERAL

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

         Investors may also judge the performance of each Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. and Donoghue's Money Fund Report. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morning Star, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

         Information about the performance of a Fund is based on the Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in a Fund, operating expenses, and marketing conditions. Any fees charged by a Financial Institution with respect to customer accounts investing in Shares of a Fund will not be included in performance calculations.

YIELDS OF THE MONEY MARKET FUNDS

         The "yield" of each Money Market Fund for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The Tax-Exempt Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Tax-Exempt Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Exempt Fund is computed by dividing that portion of the effective yield of the Tax-Exempt Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Exempt Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         For the seven-day period ended July 31, [2000], the yield, effective yield, the tax equivalent yield and the tax equivalent effective yield of the Trust Shares and Class A Shares of each Money Market Fund, calculated as described, above was as follows:


                                                          Effective    Tax Equivalent   Tax Equivalent
            Fund           Class            Yield           Yield           Yield       Effective Yield
            ----           -----            -----         ---------    --------------   ---------------

Prime
Money Market Fund          Trust            6.02%            6.20%             --               --

U.S. Treasury Fund         Trust            5.50%            5.65%             --               --

Tax-Exempt Fund            Trust            3.56%            3.62%            5.79%            5.99%

Treasury Reserve Fund      Trust            5.71%            5.87%             --               --

Prime
Money Market Fund          Class A          5.87%            6.04%             --               --

U.S. Treasury Fund         Class A          5.35%            5.50%             --               --

Tax-Exempt Fund            Class A          3.41%            3.47%            5.65%            5.75%

Treasury Reserve Fund      Class A          5.55%            5.71%             --               --

Institutional
Prime Obligations Fund     Class I          6.47%            6.68%             --               --


Institutional
Prime Obligations Fund     Class II         6.22%            6.42%             --               --

Institutional
Prime Obligations Fund     Class III        5.97%            6.15%             --               --

Prime Money Market Fund    Class B          5.12%            5.25%             --               --


YIELD OF THE CAPITAL APPRECIATION FUNDS, [AND] THE INCOME FUNDS

         The yield of each of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Funds.

         The Tax-Free Funds [, the Tennessee Tax-Exempt Fund, and the Limited Term Tennessee Tax-Exempt Fund] may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of each Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Funds is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Capital Appreciation Funds and the Income Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

         For the 30-day period ending July 31, [2000], the yield and the tax equivalent yield of the Income Funds:

                                                              Tax Equivalent
            Fund             Class          Yield             Yield
            ----             -----          -----             -----

Florida Tax-Exempt Fund      Class A        4.24%             7.02%
                             Trust          4.55%             7.53%

Municipal Bond Fund          Class A        3.93%             6.51%
                             Trust          4.24%             7.02%

Bond Fund                    Class A        5.72%               --
                             Trust          6.11%               --
                             Class B        5.21%               --

Government Income Fund       Class A        5.43%               --
                             Trust          5.80%               --

Limited Term Bond Fund       Class A        5.93%               --
                             Trust          6.33%               --

Limited Term U.S.            Class A        5.29%               --
     Government Fund         Trust          5.92%               --

Tennessee Tax-Exempt         Class A        4.18%             6.92%
     Fund                    Trust          4.50%             7.45%

Limited Term Tennessee       Class A        3.49%             5.78%
     Tax-Exempt Fund         Trust           N/A                --

         For the 30-day period ending July 31, [2000], the yield of the Capital Appreciation Funds was:

            Fund             Class                   Yield
            ----             -----                   -----

Value Fund                   Trust                    1.20%
Balanced Fund                Trust                    3.75%
Equity Income Fund           Trust                    0.79%
Growth Fund                  Trust                   -0.42%
Small Cap Fund               Trust                   -0.96%
Enhanced Market Fund         Trust                    0.41%
Select Equity Fund           Trust                   -0.14%
International Equity Fund    Trust                    0%
Mid Cap Fund                 Trust                   -1.20%
Capital Growth Fund          Trust                   -0.29%
Large Cap Fund               Trust                   -0.11%
Value Fund                   Class A                  1.00%
Balanced Fund                Class A                  3.43%
Equity Income Fund           Class A                  0.62%
Growth Fund                  Class A                 -0.57%
Small Cap Fund               Class A                 -0.92%
Enhanced Market Fund         Class A                  0.15%
Select Equity Fund           Class A                 -0.04%
International Equity Fund    Class A                  0.90%
Mid Cap Fund                 Class A                 -1.28%
Capital Growth Fund          Class A                 -0.48%
Large Cap Fund               Class A                 -0.47%
Value Fund                   Class B                  0.31%
Balanced Fund                Class B                  2.86%
Equity Income Fund           Class B                 -0.03%
Growth Fund                  Class B                 -0.59%
Small Cap Fund               Class B                 -2.01%
Enhanced Market Fund         Class B                 -0.46%
Select Equity Fund           Class B                 -0.71%
International Equity Fund    Class B                  0%
Mid Cap Fund                 Class B                 -2.09%
Capital Growth Fund          Class B                 -1.14%
Large Cap Fund               Class B                 -0.98%

CALCULATION OF TOTAL RETURN

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

        For the one-year and five-year periods ended July 31, [2000], average annual total return was as follows:



            Fund               Class                One-Year         Five-Year
            ----               -----                --------         ---------

Prime Money Market Fund        Trust                  5.31%             5.02%
U.S. Treasury Fund             Trust                  4.86%             4.69%
Tax-Exempt Fund                Trust                  3.23%             3.08%
Prime Money Market Fund        Class A                5.20%             4.93%
U.S. Treasury Fund             Class A                4.73%             4.59%
Tax-Exempt Fund                Class A                3.11%             2.99%
Florida Tax-Exempt Fund        Class A               -0.21%             3.47%
Bond Fund                      Class A                0.93%             5.10%
Limited Term Bond Fund         Class A                0.40%             4.45%
Government Income Fund         Class A                1.34%             5.28%
Municipal Bond                 Class A               -0.51%             3.25%
Institutional
  Prime Obligations Fund       Class I                5.82%             N/A
Institutional
  Prime Obligations Fund       Class II               5.55%             N/A
Institutional
  Prime Obligations Fund       Class III              5.29%             N/A
Prime Money Market Fund        Class B                4.31%             N/A

            Fund                Class               One-Year         Five-Year
            ----                -----               --------         ---------

Limited Term U.S.              Class A               -0.08%             3.88%
  Government Fund
Tennessee Tax-Exempt Fund      Class A               -1.30%             2.92%

Limited Term Tennessee         Class A               -1.44%             2.36%
  Tax-Exempt Fund
Treasury Reserve               Class A                5.03%             4.79%
  Money Market Fund
 Limited Term U.S.             Class B               -1.65%             3.48%
  Government Fund
 Tennessee Tax-Exempt Fund     Class B               -2.80%             2.60%

 Limited Term Tennessee        Class B               -3.15%             1.85%
  Tax-Exempt Fund
 Limited Term U.S.             Trust                  4.20%             4.74%
  Government Fund
 Tennessee Tax-Exempt Fund     Trust                  3.04%             3.89%

 Limited Term Tennessee        Trust                  N/A               N/A
  Tax-Exempt Fund
 Treasury Reserve              Trust                  5.06%             4.93%
  Money Market Fund

------------------------------

         For the one-year and five-year periods ended July 31, [2000], average annual total return was as follows:

            Fund               Class                One-Year         Five-Year
            ----               -----                --------         ---------

Value Fund                     Trust                  -8.11%            13.53%
Balanced Fund                  Trust                  -0.90%            10.33%
Growth Fund                    Trust                  10.51%            N/A
Equity Income Fund             Trust                  19.55%            N/A
Small Cap Fund                 Trust                  49.41%            N/A
Value Fund                     Class A               -12.32%            12.35%
Balanced Fund                  Class A                -5.48%             9.19%
Growth Fund                    Class A                 5.32%            N/A
Equity Income Fund             Class A                13.73%            N/A
Small Cap Fund                 Class A                42.27%            N/A
Value Fund                     Class B               -12.72%            12.19%
Balanced Fund                  Class B                -5.97%             8.97%
Growth Fund                    Class B                 4.46%            N/A
Equity Income Fund             Class B                13.24%            N/A
Small Cap Fund                 Class B                43.13%            N/A

            Fund               Class                One-Year        Five-Year
            ----               -----                --------        ---------

AmSouth Capital Growth         Class A               13.73%           22.66%
  Fund
AmSouth Large Cap Fund         Class A                7.76%           22.63%
AmSouth Mid Cap Fund           Class A               42.36%           N/A
AmSouth International          Class A                2.99%           N/A
  Equity Fund
AmSouth Aggressive             Class A                8.83%           N/A
  Growth Portfolio
AmSouth Growth Portfolio       Class A                2.55%           N/A
AmSouth Growth and             Class A                2.47%           N/A
  Income Portfolio
AmSouth Moderate Growth        Class A                1.10%           N/A
  Income Portfolio
AmSouth Capital Growth         Class B               13.36%           22.34%
  Fund
AmSouth Large Cap Fund         Class B                7.06%           22.44%
AmSouth Mid Cap Fund           Class B               42.90%           N/A
AmSouth International          Class B                2.01%           N/A
  Equity Fund
AmSouth Aggressive             Class B                8.17%           N/A
  Growth Portfolio
AmSouth Growth Portfolio       Class B                1.69%           N/A
AmSouth Growth and             Class B                1.50%           N/A
  Income Portfolio
AmSouth Moderate Growth        Class B                0.09%           N/A
  Income Portfolio
AmSouth Capital Growth         Trust                 19.36%           23.73%
  Fund
AmSouth Large Cap Fund         Trust                 12.88%           23.76%
AmSouth Mid Cap Fund           Trust                 49.24%           N/A
AmSouth International          Trust                  7.92%           N/A
  Equity Fund
AmSouth Aggressive             Trust                 14.04%           N/A
  Growth Portfolio
AmSouth Growth Portfolio       Trust                  7.83%           N/A
AmSouth Growth and             Trust                  7.34%           N/A
  Income Portfolio
AmSouth Moderate Growth        Trust                  6.04%           N/A
  Income Portfolio

         For the period from commencement of operations through July 31, [2000], the average annual total return was as follows:

                                                     Commencement of Operations         Commencement
            Fund               Class                 through July 31, 2000              of Operations Date
            ----               -----                 ------------------------           ------------------

Prime Money Market Fund        Trust                           5.33%                      8-Aug-88
U.S. Treasury Fund             Trust                           5.06%                      8-Sep-88
Tax-Exempt Fund                Trust                           3.08%                     27-Jun-88
Florida Tax-Exempt Fund        Trust                           4.87%                      2-Sep-97
Municipal Bond Fund            Trust                           5.82%                      2-Sep-97
Bond Fund                      Trust                           7.71%                      2-Sep-97
Limited Term Bond Fund         Trust                           6.60%                      2-Sep-97
Government Income Fund         Trust                           5.72%                      2-Sep-97
Prime Money Market Fund        Class A                         5.29%                      1-Apr-96
U.S. Treasury Fund             Class A                         5.02%                      1-Apr-96
Tax-Exempt Fund                Class A                         3.03%                      1-Apr-96
Florida Tax-Exempt Fund        Class A                         4.08%                     30-Sep-94
Municipal Bond Fund            Class A                         5.64%                      1-Jul-97
Bond Fund                      Class A                         7.30%                      1-Dec-88
Limited Term Bond Fund         Class A                         6.19%                      1-Feb-88
Government Income Fund         Class A                         5.03%                      1-Oct-93
Bond Fund                      Class B                         6.65%                      2-Sep-97
Prime Money Market Fund        Class B                         3.94%                     15-Jun-98
Institutional
  Prime Obligations Fund       Class I                         5.40%                     15-Sep-98
Institutional
  Prime Obligations Fund       Class II                        5.14%                     19-Feb-99
Institutional
  Prime Obligations Fund       Class III                       4.88%                     22-Feb-99

            Fund               Class                 Since Inception
            ----               -----                 ---------------

AmSouth Limited Term           Class A                     5.66%
  U.S. Government Fund
AmSouth Tennessee Tax-         Class A                     6.06%
  Exempt Fund
AmSouth Limited Term           Class A                     3.88%
  Tennessee Tax-Exempt
  Fund
AmSouth Treasury Reserve       Class A                     4.38%
  Money Market Fund
AmSouth Limited Term           Class B                     4.97%
  U.S. Government Fund
AmSouth Tennessee Tax-         Class B                     5.28%
  Exempt Fund
AmSouth Limited Term           Class B                     3.17%
  Tennessee Tax-Exempt
  Fund
AmSouth Limited Term           Trust                       5.97%
  U.S. Government Fund
AmSouth Tennessee Tax-         Trust                       6.31%
  Exempt Fund
AmSouth Limited Term           Trust                       N/A
  Tennessee Tax-Exempt
  Fund
AmSouth Treasury Reserve       Trust                       4.46%
  Money Market Fund

------------------------------

         For the period from commencement of operations through July 31, [2000], the average annual total return was as follows:

                                                     Commencement of Operations         Commencement
            Fund               Class                 through July 31, 2000              of Operations Date
            ----               -----                 --------------------------         ------------------

Value Fund                     Trust                          13.25%                    December 1, 1988
Balanced Fund                  Trust                          11.27%                    December 19, 1991
Equity Income Fund             Trust                          17.76%                    March 20, 1997
Growth Fund                    Trust                          16.32%                    July 31, 1997
Small Cap Fund                 Trust                          10.09%                    March 2, 1998
Enhanced Market Fund           Trust                          25.22%                    September 1, 1998
Select Equity Fund             Trust                          -2.10%                    September 1, 1998
Value Fund                     Class B                        12.14%                    December 1, 1988
Balanced Fund                  Class B                        10.19%                    December 19, 1991
Equity Income Fund             Class B                        15.92%                    March 20, 1997
Growth Fund                    Class B                        14.47%                    August 3, 1997
Small Cap Fund                 Class B                         7.88%                    March 2, 1998
Enhanced Market Fund           Class B                        22.28%                    September 1, 1990
Select Equity Fund             Class B                        -4.89%                    September 1, 1998
Value Fund                     Class A                       -12.32%                    December 1, 1988
Balanced Fund                  Class A                        10.60%                    December 19, 1991
Equity Income Fund             Class A                        15.88%                    March 20, 1997
Growth Fund                    Class A                        14.28%                    August 3, 1997
Small Cap Fund                 Class A                         7.83%                    March 2, 1998
Enhanced Market Fund           Class A                        22.01%                    September 1, 1998
Select Equity Fund             Class A                        -4.58%                    September 1, 1998

            Fund               Class                 Since Inception
            ----               -----                 ---------------


AmSouth Capital Growth         Class A                   13.28%
  Fund
AmSouth Large Cap Fund         Class A                   18.36%
AmSouth Mid Cap Fund           Class A                   45.46%
AmSouth International          Class A                    2.99%
  Equity Fund
AmSouth Aggressive             Class A                    7.45%
  Growth Portfolio
AmSouth Growth Portfolio       Class A                    2.36%
AmSouth Growth and             Class A                    1.52%
  Income Portfolio
AmSouth Moderate Growth        Class A                    0.78%
  Income Portfolio
AmSouth Capital Growth         Class B                   12.42%
  Fund
AmSouth Large Cap Fund         Class B                   17.92%
AmSouth Mid Cap Fund           Class B                   46.92%
AmSouth International          Class B                    6.25%
  Equity Fund
AmSouth Aggressive             Class B                    7.30%
  Growth Portfolio
AmSouth Growth Portfolio       Class B                    3.12%
AmSouth Growth and             Class B                    2.18%
  Income Portfolio
AmSouth Moderate Growth        Class B                   -0.31%
  Income Portfolio
AmSouth Capital Growth         Trust                     13.54%
  Fund
AmSouth Large Cap Fund         Trust                     19.05%
AmSouth Mid Cap Fund           Trust                     51.17%
AmSouth International          Trust                      8.01%
  Equity Fund
AmSouth Aggressive             Trust                     10.58%
  Growth Portfolio
AmSouth Growth Portfolio       Trust                      5.47%
AmSouth Growth and             Trust                      6.80%
  Income Portfolio
AmSouth Moderate Growth        Trust                      4.20%
  Income Portfolio
-------------------------------

PERFORMANCE COMPARISONS

         YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/ Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

ALL FUNDS. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Financial Institutions for cash management services will reduce a Fund's effective yield to Customers.

                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

         The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988, to "AmSouth Mutual Funds" as of August 19, 1993 and to "AmSouth Funds" as of November 30, 1999 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has twenty-eight series of Shares which represent interests in the Value Fund, the Growth Fund, the Capital Growth Fund, the Large Cap Fund, the Mid Cap Fund, the Small Cap Fund, the Equity Income Fund, the Balanced Fund, the Select Equity Fund, the Enhanced Market Fund, the International Equity Fund, the Strategic Portfolios: Aggressive Growth Portfolio, the Strategic Portfolios: Growth Portfolio, the Strategic Portfolios:
Growth and Income Portfolio, the Strategic Portfolios: Moderate Growth and Income Portfolio, the Bond Fund, the Limited Term Bond Fund, the Government Income Fund, the Limited Term U.S. Government Fund, the Municipal Bond Fund, the Florida Tax-Exempt Fund, the Tennessee Tax-Exempt Fund, the Limited Term Tennessee Tax-Exempt Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Treasury Reserve Money Market Fund, the Tax-Exempt Money Market Fund, and the Prime Obligations Money Market Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) when pertaining to the Shareholder Servicing Plan, and (iv) when pertaining to the Distribution Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

SHAREHOLDER LIABILITY

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

MISCELLANEOUS

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

         As used in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of Shares in that Group, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

         As of November 6, 2000, the trustees and officers of the Trust, as a group, owned less than 1% of the Trust Shares, of the Class A Shares and of the Class B Shares of any of the AmSouth Funds. The information in the following table shows, to the best of the knowledge of AmSouth Funds, the shareholders who owned of record or beneficially 5% or more of the indicated Fund and Class. Those shareholders who beneficially own 25% or more of the outstanding shares of a Fund may be deemed to be controlling persons of that Fund under the 1940 Act.

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
VALUE FUND

Kenneburt & Company                                   47.6789% (Trust Shares)                       47.6789%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   23.9037% (Trust Shares)                       23.9037%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   11.8315 % (Trust Shares)                      11.8315%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

GROWTH FUND

Kenneburt & Company                                   6.9025% (Trust Shares)                         6.9025%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   28.0379% (Trust Shares)                       28.0379%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   61.7134% (Trust Shares)                       61.7134%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   7.4674% (Trust Shares)                         7.4674%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

CAPITAL GROWTH FUND

Charles Schwab Co., Inc.                              5.1565% (A Shares)                             5.1565%
FBO Account Number 32949426
101 Montgomery Street
San Francisco, CA  94104


Kenneburt & Company                                   16.9404% (A Shares)                           16.9404%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

Kenneburt & Company                                   18.6651% (A Shares)                           18.6651%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Prudential Securities Inc. FBO                        6.4001%(A Shares)                              6.4001%
Ms. Lisa Alther TTEE
1334 Watauga St.
Kingsport, TN  37660

Kenneburt & Company                                   16.6687% (Trust Shares)                       15.9773%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   14.0725% (Trust Shares)                       12.0460%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   6.2008% (Trust Shares)                         5.3078%
FEE'D Reinvestment
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   12.5300% (Trust Shares)                       10.7256%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   19.5686% (Trust Shares)                       16.7507%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   24.1544% (Trust Shares)                       20.6761%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202


MID CAP FUND

                                                      48.8802% (Trust Shares)                       41.8414%
Kenneburt & Company
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   28.5950% (Trust Shares)                       24.4773%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   12.9519% (Trust Shares)                       11.0868%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

SMALL CAP FUND

NFSC FEBO 09G-349097                                  5.3716% (A Shares)                             5.3716%
Donald B. Quarlesand
702 Waterview Lane
Tarpon Springs, FL  34689

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP

Kenneburt & Company                                   5.1589% (A Shares)                             4.4160%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

Donaldson Lufkin Jenrette                             5.7026%(B Shares)                              4.8814%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303

Kenneburt & Company                                   47.78996%(Trust Shares)                       40.9082%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202


Kenneburt & Company                                   31.5736%(Trust Shares)                        27.0270%
Small Cap Premier Fund Reinvestment
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   14.9934%(Trust Shares)                        12.8343%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

EQUITY INCOME FUND

Kenneburt & Company                                   40.8667%(Trust Shares)                        34.9818%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   12.9686%(Trust Shares)                        11.1011%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   36.3508%(Trust Shares)                        31.1248%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

BALANCED FUND

Kenneburt & Company                                   66.4655%(Trust Shares)                        56.8944%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   26.8603%(Trust Shares)                        22.9924%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

SELECT EQUITY FUND

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC-FEBO 010-564125                                  9.4437%(A Shares)                              9.4437%
Juanelles Family Partnership
P.O. Box 130842
Birmingham, AL  35213

NFSC-FEBO 010-663085                                  6.8212%(B Shares)                              6.8212%
Don E. Gutscher
2316 County Road 7
Clanton, AL  35045

Kenneburt & Company                                   94.8706%(Trust Shares)                        81.2092%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

ENHANCED MARKET FUNDS

NFSC FEBO 010-626350                                  5.4977%(A Shares)                              5.4977%
NFSC FMTC IRA Rollover
2608 NE 24th St.
Lighthouse Point, FL  33604

Kenneburt & Company                                   57.1704%(Trust Shares)                        48.9378%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   36.3262%(Trust Shares)                        31.0952%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   6.5009%(Trust Shares)                          5.5647%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202


INTERNATIONAL EQUITY FUND

NFSC FEBO 010-564974                                  5.8448%(A Shares)                              5.8448%
Jose A. Valencia
341 Trace Ridge Rd.
Birmingham, AL  35244

Kenneburt & Company                                   31.4435% (A Shares)                           26.9156%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   14.6566%(A Shares)                            12.5460%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC FEBO GC1-619019                                  7.4226%(B Shares)                              7.4226%
Willie B. Southern Jr.
P.O. Box 9251
Jackson, MS  39286

Legg Mason Wood Walker Inc.                           5.5586%(B Shares)                              5.5585%
284-07011-10
P.O. Box 1476
Baltimore, MD  21202

Kenneburt & Company                                   44.5562%(Trust Shares)                        38.1401%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   30.2673%(Trust Shares)                        25.9088%
FEE'D Reinvestment
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   19.2740%(Trust Shares)                        16.4985%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

STRATEGIC PORTFOLIOS AGGRESSIVE GROWTH

NFSC FEBO FR1-113727                                  15.6092% (A Shares)                           15.6092%
NFSC FMTC IRA SEPP
1710 First American Center
Nashville, TN  37237

NFSC FEBO FR2-011800                                  6.3286% (A Shares)                             6.3286%
NFSC FMTC IRA
2095 Puryears Bend Road
Hartsville, TN  37074

NFSC FEBO GC1-186350                                  5.8009% (A Shares)                             5.8009%
Debra G. Biedenharn
2205 Wilson Street
Vicksburg, MS  39180

NFSC FEBO FC2-060364                                  11.8624% (A Shares)                           11.8624%
Solomon Aladmah
830 Brentwood Point
Brentwood, TN  37027

NFSC FEBO FC2059480                                   8.7355% (A Shares)                             8.7355%
Wassim Hossari
King Faisal Spec Hosp & RC
P.O. Box 3354 MBC 27
Brooklyn, NY  11211

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC FEBO 010-509043                                  7.1193% (A Shares)                             7.1193%
AmSouth Bk of Fla Rollover Cust
15054 West String St.
Pensacola, FL  32501


NFSC FEBO FC1-208965                                  16.2047% (A Shares)                           16.2047%
Mary Jane Nguyen
2939 Old Sams Creek Rd.
Pegram, TN  37143

NFSC FEBO 04J-146200                                  5.7558% (A Shares)                             5.7558%
Eric C. Biedenharn Jr.
2205 Wilson St.
Vicksburg, MS  39180

NFSC FEBO 09G-400483                                  6.5194% (B Shares)                             6.5194%
Russell M. Lamb
17 Notasulga Drive DW
Rome, GA  30161

NFSC FEBO 010-820660                                  12.1993% (B Shares)                           12.1993%
Rick A. Gray and
1401 Eastwood Drive
Dothan, AL  36301

NFSC FEBO FR2-008931                                  10.9135%% (B Shares)                          10.9135%
NFSC FMTC IRA
1105 Newcastle Drive
Old Hickory, TN  37138

NFSC FEBO FR2-008923                                  5.1802% (B Shares)                             5.1802%
NFSC FMTC IRA
921 Stuart Lane
Brentwood, TN  37027

NFSC FEBO FR2-001991                                  5.1490% (B Shares)                             5.1490%
NFSC FMTC IRA
921 Stuart Lane
Brentwood, TN  37027

NFSC FEBO FR2-012475                                  5.3684% (B Shares)                             5.3684%
NFSC FMTC IRA
121 Lavender Road
Max Meadows, VA  24360

BISYS Fund Services, Inc.                             40.1940% (Trust Shares)                       40.1940%
NFSC FMTC IRA
16 Coach Circle Road
Concord, CA  94524

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Kenneburt & Company                                   24.5647% (Trust Shares)                       21.0273%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   33.9330% (Trust Shares)                       29.0466%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

GROWTH PORTFOLIO

NFSC FEBO 010-795089                                  8.2053% (A Shares)                             8.2053%
NFSC FMTC IRA
1817 Echo Pond Place
Wesley Chapel, FL  33543

NFSC FEBO 010-703702                                  21.6000% (A Shares)                           21.6000%
NFSC FMTC IRA
5023 Arapahoe Avenue
Jacksonville, FL  32210

NFSC FEBO 09G-144363                                  51.8082% (A Shares)                           51.8082%
Sandra A. Palmer
5023 Arapahoe Avenue
Jacksonville, FL  32210

NFSC FEBO 010-728160                                  8.2875% (B Shares)                             8.2875%
Lucas Living Trust
5453 Woodford Drive
Birmingham, AL  35242

NFSC FEBO 010-696102                                  12.6962% (B Shares)                           12.6962%
NFSC FMTC IRA
155 Sunset Lane
Trion, GA  30753

NFSC FEBO 010-834149                                  8.0419% (B Shares)                             8.0419%
Melanie C. McClenny
933 Dillard Road
Pansey, AL  36370

NFSC FEBO FC2-051845                                  5.3507% (B Shares)                             5.3507%
Frank L. Jayakody
440 Naron Road
Shelbyville, TN  37160

NFSC FEBO GC1-562793                                  16.7136% (B Shares)                           16.7136%
Velma S. Hamilton
1329 Robert Drive
Jackson, MS  39211

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC FEBO 010-833037                                  5.3682% (B Shares)                             5.3682%
NFSC FMTC IRA Rollover
1220 Jamestown Street
Prattville, AL  36067

BISYS Fund Services Inc.                              25.8811% (Trust Shares)                        25.881%
NFSC FMTC IRA
16 Coach Circle Rd.
Concord, CA  94524


Kenneburt & Company                                   26.0048% (Tust Shares)                        22.2601%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

Kenneburt & Company                                   44.4584% (Trust Shares)                       38.0563%
P.O. Box 11426 CSTDY Unity
Birmingham, AL  35202

GROWTH & INCOME PORTFOLIO

NFSC FEBRO GR1-178713                                 38.7894% (A Shares)                           38.7894%
NFSC FMTC IRA
719 S. Spring Lake Circle
Terry, MS  39170

NFSC FEBO FC2-059110                                  38.3608% (A Shares)                           38.3608%
Kathy B. Boyd GDN
2195 Leevillepike
Lebanon, TN  37090

NFSC FEBO FR1-466379                                  9.4980% (A Shares)                             9.4980%
NFSC FMTC IRA
1526 Woodcrest Cove
Greenville, MS  38701

NFSC FEBO 010-695980                                  9.7412% (B Shares)                             9.7412%
NFSC FMTC IRA Rollover
20 Pine Grove Circle
Adairsville, GA  30103

NFSC FEBO FR2-01097                                   7.0892% (B Shares)                             7.0892%
NFSC FMTC IRA
542 Lovedale Drive
Kingsport, TN  37660

Legg Mason Wood Walker Inc.                           9.4008% (B Shares)                             9.4008%
495-00061-16
P.O. Box 1476
Baltimore, MD  21202

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Bisys BD Services Inc.                                19.5796% (Trust Shares)                       19.5796%
NFSC FMTC IRA
16 Coach Circle Road
Concord, CA  94524

Kenneburt & Company                                   12.3978% (Trust Shares)                       10.6125%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   66.1240% (Trust Shares)                       56.6021%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202


MODERATE GROWTH & INCOME

Bernard M. Ziehlsdors                                 11.3677% (A Shares)                           11.3677%
513 Terry Lane
Lebanon, TN  37087

Michael W. Doran                                      24.4143% (A Shares)                           24.4143%
102 Lexington Drive
Lebanon, TN  37087

Stephen D. Piercey                                    11.1773% (A Shares)                           11.1773%
1180 Taylorsville Road
Lebanon, TN  37087

NFSC FEBO GR2-912611                                  19.3466% (A Shares)                           19.3466%
NFSC FMTC IRA
1131 Mountain Brook Circle
Shreveport, LA  71118

NFSC FEBO GC1-178896                                  22.6515% (A Shares)                           22.6515%
Tulane Baptist Church
P.O. Box 41
Yazoo City, MS  39194

NFSC FEBO FR2-042412                                  6.3524% (B Shares)                             6.3524%
NFSC FMTC ROTH IRA
2306 Dundee Lane
Nashville, TN  37214

NFSC FEBO FC2-052140                                  12.0957% (B Shares)                           12.0957%
Marshall E. Rasnake
College Hill
LaFollette, TN  37766

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC FEBO GC1-173878                                  8.5750% (B Shares)                             8.5750%
Noelie L. Cook
2300 Seven Spring Road Apt. B-312
Raymond, MS  39154

NFSC FEBO GR1-372153                                  7.4217% (B Shares)                             7.4217%
NFSC FMTC IRA
2736 Newport Street
Jackson, MS  39213

NFSC FEBO 010-923660                                  8.9837% (B Shares)                             8.9837%
NFSC FMTC IRA ROLLOVER
600 Cedar Pine Road
Mathews, AL  36052

Donaldson Lufkin Jenrette                             5.8590% (B Shares)                             5.8590%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303


NFSC FEBO 010-944033                                  6.7682% (B Shares)                             6.7682%
NFSC FMTC IRA ROLLOVER
6363 Covina Street
Montgomery, AL  36117

Legg Mason Wood Walker Inc.                           5.0194% (B Shares)                             5.0194%
284-07121-17
P.O. Box 1476
Baltimore, MD  21202

Bisys Bd Services Inc.                                24.296% (Trust Shares)                        24.2967%
NFSC FMTC IRA
16 Coach Circle Road
Concord, CA  94524

Kenneburt & Company                                   9.3245% (Trust Shares)                         7.9817%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   65.3854% (Trust Shares)                       55.9699%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
BOND FUND

NFSC FEBO 010-445851                                  7.9920% (A Shares)                             7.9920%
First Ala Bk as Successor-TTEE
P.O. Box 2527
Mobile, AL  36622

NFSC FEBO 010-445878                                  6.2613% (A Shares)                             6.2613%
First Ala BK as Successor-TTEE
P.O. Box 2527
Mobile, AL  36652

Bisys Bd Services Inc.                                12.1659% (A Shares)                           12.1659%
FBO Health Plan Services Inc.
P.O. Box 4054
Concord, CA  94524

Kenneburt & Company                                   5.9924% (A Shares)                             5.1294%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

Kenneburt & Company                                   14.2538% (A Shares)                           12.2012%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202


NFSC FEBO 09g-359173                                  5.1976% (B Shares)                             5.1976%
Lillian F. Kinzel TTEE
880 Highlands Blvd-- 3406
Palm Harbor, FL  34684

NFSC FEBO 09G-440477                                  5.5406% (B Shares)                             5.5406%
Edward Sidlasky
4315 Harbor Watch Lane
Lutz, FL  33549

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Kenneburt & Company                                   7.6800% (Trust Shares)                         6.5740%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   30.8871% (Trust Shares)                       26.4393%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   25.4704% (Trust Shares)                       21.8026%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   21.1186% (Trust Shares)                       18.0775%
Fee'd Reinvestment
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   5.6516% (Trust Shares)                         4.8377%
Non-Fee'd Reinvestment
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   9.0046% (Trust Shares)                         7.7079%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

LIMITED TERM BOND FUND

Bisys Bd Services Inc.                                15.1760% (A Shares)                           15.1760%
P.O. Box 4054
Concord, CA  94524

TrustLynx & Co.                                       19.1291% (A Shares)                           19.1291%
P.O. Box 173736
Denver, CO  80217

Kenneburt & Company                                   8.8167% (A Shares)                             7.5470%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

Kenneburt & Company                                   7.1119% (A Shares)                             6.0877%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

Kenneburt & Company                                   23.3919% (A Shares)                           20.0234%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

NFSC FEBO 010-452009                                  5.6041% (B Shares)                             5.6041%
Caroline Smith Kenan
702 West Dallas Avenue
Selma, AL  36701

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC FEBO HE5-011010                                  5.9904% (B Shares)                             5.9904%
Cecilia Odio
1170 Mandalay Point
Clearwater, FL  33767

NFSC FEBO 09G-432407                                  6.2638% (B Shares)                             6.2638%
Pauline C. Bearden
2745 Executive Park NW
Cleveland, TN  37312

Kenneburt & Company                                   15.4502% (Trust Shares)                       13.2253%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   34.1446% (Trust Shares)                       29.2277%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   12.0825% (Trust Shares)                       12.0825%
Non Fee'd Reinvestment
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

AmSouth Growth & Income Portfolio                     6.7832% (Trust Shares)                         6.7832%
3435 Stelzer Road
Columbus, OH  43219

Kenneburt & Company                                   12.6878% (Trust Shares)                       10.8607%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   11.6082% (Trust Shares)                        9.9366%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202


GOVERNMENT INCOME FUND

NFSC FEBO 09G-098418                                  5.9805% (A Shares)                             5.9805%
Gulf Coast Health Cooperative
P.O. Box 17500
Pensacola, FL  32522

City Bank & Trust                                     5.4000% (A Shares)                             5.4000%
Eldoark Company C
101 W. Main Street
Eldorado, AR  71730

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Kenneburt & Company                                   13.6030% (A Shares)                           11.6441%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

Kenneburt & Company                                   5.2334% (A Shares)                             4.4797%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

NFSC FEBO 09G-348589                                  6.8956% (B Shares)                             6.8956%
Frances Boccia
1624 Indiana Avenue
Palm Harbor, FL  34683

NFSC FEBO 09G-500658                                  6.6953% (B Shares)                             6.6953%
Sandra M. Napier
5048 Farmsworth Lane
New Port Richey, FL  34653

NFSC FEBO 09G-117064                                  10.1734% (B Shares)                           10.1734%
Mary Speers
6331 Summer Lakes Lane
Pensacola, FL  32504

NFSC FEBO FC1-180114                                  13.4238% (B Shares)                           13.4238%
Stephanie L. Wilson
215 Heatner Court
Florence, AL  35630

NFSC FEBO GR2-013854                                  14.2096% (B Shares)                           14.2096%
NFSC FMTC IRA ROLLOVER
217 Williamsburg
Monroe, LA  71203

NFSC FEBO FC1-088340                                  16.3798% (B Shares)                           16.3798%
Frances T. Harris
6045 Sunrise Circle
Franklin, TN  37067

NFSC FEBO FC1-180432                                  7.6884% (B Shares)                             7.6884%
Lee Ensign Johnson
4612 Skymont Drive
Nashville, TN  37215

Kenneburt & Company                                   14.7305% (Trust Shares)                       12.6093%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

Kenneburt & Company                                   27.9331% (Trust Shares)                       23.9107%
P.O. Box 11426 Cstdy Unity
Birmingham, AL  35202

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
AmSouth Growth & Income Portfolio                     10.1263% (Trust Shares)                       10.1263%
3435 Stelzer Road
Columbus, OH  43219

Kenneburt & Company                                   5.1290% (Trust Shares)                         4.3904%
P.O. Box 11426
Birmingham, AL  35202

Kenneburt & Company                                   32.0541% (Trust Shares)                       27.4383%
P.O. Box 11426 Proprietary Funds
Birmingham, AL  35202

LIMITED TERM U.S. GOVERNMENT

NFSC FEBO GC2-314196                                  8.0444% (A Shares)                             8.0444%
Rasberry Commercial Properties L
800 Spring Street Suite 201
Shreveport, LA 71101

Kennebert & Co.                                       30.9298% (A Shares)                           26.4759%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202


Kennebert & Co.                                       14.0942% (A Shares)                           12.0646%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

Kennebert & Co.                                       12.0811% (A Shares)                           10.3414%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

NFSC FEBO FR1-058025                                  12.9513% (B Shares)                           12.9513%
NFSC FMTC IRA
308 Dye Rd.
Bell Buckle, TN 37020

NFSC FEBO FC1-107280                                  19.9037% (B Shares)                           19.9037
Mary M McGavock
115 Woodmont Blvd Apt. 220
Nashville, TN 37205

NFSC FEBO FC1-180432                                  12.3624% (B Shares)                           12.3624%
Lee Ensign Johnson
4612 Skymont Drive
Nashville, TN 37215

NFSC FEBO FC2-027316                                  5.8561% (B Shares)                             5.8561%
Frances M. Cox
70 Brookwood Terrace
Nashville, TN 37205

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC FEBO FC1-166804                                  13.1322% (B Shares)                          13.1322%
Helen Frankenbach
173 Boxwood Dr.
Franklin, TN 37069

NFSC FEBO FR1-118770                                  7.9950% (B Shares)                            7.9950%
NFSC FMTC IRA
302 Colonial Street
Woodbury, TN 37190

NFSC FEBO FC1-092312                                  8.0820% (B Shares)                            8.0820%
Lois B Hoge
20 Ridge Road
Westminster, MD 21157

NFSC FEBO FC1-088340                                  13.3205% (B Shares)                          13.3205%
Frances T Harris
6045 Sunrise Circle
Franklin, TN 37067

Kennebert & Co.                                       10.7989% (Trust Shares)                       9.2438%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       40.5407% (Trust Shares)                      34.7028%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       36.4207% (Trust Shares)                      31.1761%
FEE'D Reinvestment
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       7.8855% (Trust Shares)                        6.7499%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

MUNICIPAL BOND FUND

NFSC FEBO 010-563811                                  6.1342% (A Shares)                            6.1342%
Richard C Hassinger Jr.
1100 Beacon Pkwy E V-304
Birmingham, AL 35209

NFSC FEBO 010-006483                                  7.2774% ( A Shares)                           7.2774%
Helen Crow Mills
4604 Dolly Ridge Road
Birmingham, AL 35243

NFSC FEBO FC1-089877                                  7.8479% (B Shares)                            7.8479%
Mildred Evelyn Piper Cons

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
102 Morton Mill Cir
Nashville, TN 37221

NFSC FEBO  GC1-170470                                 10.5019% (B Shares)                            10.5019%
CL Womack
1302 Delawares Ave.
McComb MS 39648

NFSC FEBO  09G-151157                                 11.1608% (B Shares)                            11.1608%
Carolyn K Tinley
1147 16th Avenue N
St Petersburg, FL 33704

NFSC FEBO  09G-349321                                 7.9851% (B Shares)                              7.9851%
Joseph J Cervenka LLC
1529 53rd Street S
Gulfport, FL 33707

NFSC FEBO  09G-384038                                 16.1741(B Shares)                              16.1741%
R L Tony Munger
4024 N Woodbine Street
Harvey, LA  70058

NFSC FEBO  09G492892                                  12.2297 % (B Shares)                           12.2297%
Edith V. Jackson TTEE
1150 8th Ave. SW 203
Largo, FL 33770

NFSC FEBO  09G-493031                                 5.2802% (B Shares)                              5.8202%
Virginia Z Stocker TTEE
1651 Patlin Circle S
Largo, FL 33770

Legg Mason Wood Walker Inc.                           5.4608% (B Shares)                              5.4608%
495-00024-12
P.O. Box 1476
Baltimore, MD 21202

Kennebert & Co.                                       30.3497% (Trust Shares)                        25.9793%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       48.3217% (Trust Shares)                        41.3633%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       11.6965% (Trust Shares)                        10.0122%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       7.3728% (Trust Shares)                          6.3111%
P.O. Box 11426 CSTDY Unit

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Birmingham, AL 35202

FLORIDA TAX-EXEMPT FUND

NFSC FEBO 09G-349631                                  31.5703% (A Shares)                           31.5703%
Emil J Wirth Jr.
19720 Mustang Drive
Dunnellon, FL 34432

NFSC FEBO 09G-349682                                  31.5703% (A Shares)                           31.5703%
Radelle M. Wirth
19720 Mustang Drive
Dunnellon, FL 34432

NFSC FEBO 09G-418587                                  7.0444% (A Shares)                             7.0444%
Alfred S Austin And
4617 San Miguel St
Tampa, FL 33629

NFSC FEBO 09G-505501                                  9.0934% (A Shares)                             9.0934%
Robert G Packard And
823 Wood Street
Dunedin, FL 34698

NFSC FEBO 09G-402257                                  13.9031% (B Shares)                           13.9031%
George C Jenkins and
16416 US HWY 19N
Clearwater, FL 33764

NFSC FEBO 09GF-373753                                 11.2830% (B Shares)                           11.2830%
Nicholas and Anne J. Busch Trus
1900 59th Ave North Oasis 312
St. Petersburg, FL 33714

NFSC FEBO 09G-381578                                  14.6231% (B Shares)                           14.6231%
Joseph J. Kress
2384 Tahitian Lane Apt. 24
Clearwater, FL 33763

NFSC FEBO 09G-413054                                  7.1120% (B Shares)                             7.1120%
Phyllis A Wlater TTEE
1587 Jonathan Court
Largo, FL 33770

NFSC FEBO 09G-413569                                  28.4287% (B Shares)                           28.4287%
Joseph Mary Wollitz Trust
3808 NE 17th Street
Ocala, FL 34470

NFSC FEBO 09G-402273                                  5.0210% (B Shares)                             5.0210%
James E Phillips Trust
Harbor Bluffs

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Largo, FL 33770

NFSC FEBO 09G-349321                                  10.7789% (B Shares)                          10.7789%
Joseph J. Cervenka LLC
1520 53rd Street S
Gulfport, FL 33707

Kennebert & Co.                                       91.0447% (Trust Shares)                      83.0702%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       6.7185% (Trust Shares)                        5.7510%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

TENNESSEE TAX-EXEMPT FUND

NFSC FEBO FC1-071587                                  5.1596% ( A Shares)                           5.1596%
Janet Meyers Trent
Apt. 12R
Knoxville, TN 37919

Kennebert & Co.                                       19.0761% (A Shares)                          16.3291%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

Kennebert & Co.                                       7.0112% (A Shares)                            6.0015%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

NFSC FEBO U31-055857                                  19.4432% (A Shares)                          19.4432%
FABCO
P.O. Box 105870 CTR 3144
Atlanta, GA 30348

NFSC FEBO U31-055883                                  18.7177% (A Shares)                          18.7177%
FABCO
P.O. Box 105870 CTR 3144
Atlanta, GA 30348

NFSC FEBO FC1-152552                                  10.3046% (B Shares)                          10.3046%
Brenda K Brasher
8244 Spring Ridge Drive
Nashville, TN 37221

NFSC FEBO FC2-025950                                  5.7962% (B Shares)                           5.7962%
Charles J. Elder
115 Woodmont Blvd. Apt. 601
Nashville, TN 37205

NFSC FEBO FC1--128732                                 7.3964% (B Shares)                           7.3964%
Emily Fay Penley

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Apt. 303 Kingsport, TN 37660

NFSC FEBO FC1-059579                                  5.8244% (B Shares)                           5.8244%
Beatrice A Rhew
5009 D Camelot Drive
Columbia, TN 38401

NFSC FEBO FC1-111287                                  7.0790% (B Shares)                           7.0790%
Martha H Sircy
1155 Park Dr.
Cookeville, TN 38501

NFSC FEBO FC1-059560                                  5.1544% (B Shares)                           5.1544%
Floyd W. Rhew
5009 D Camelot Drive
Columbia, TN 38401

NFSC FEBO FC10267880                                  15.3369% (B Shares)                         15.3369%
Bobby L. Jones
9 Abbeywood Court
Nashville, TN 37215

NFSC FEBO FC1-520837                                  8.1482% (B Shares)                           8.1482%
Bobbe Nell Crisafulli TTEE
910 Ironworkers Road
Clarksville, TN 37043

Kennebert & Co.                                       16.0188% (Trust Shares)                     13.7120%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       15.3117% (Trust Shares)                     13.1068%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       64.2768% (Trust Shares)                     55.0209%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

LIMITED TERM TENNESSEE TAX EXEPMT

Kennebert & Co.                                       21.2030% (A Shares)                         18.1497%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

Kennebert & Co.                                       32.2302% (A Shares)                         27.5890%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

Kennebert & Co.                                       36.7427% (A Shares)                         31.4517%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC FEBO 0LE-958115                                  6.4045% (B Shares)                          6.4045%
Neil Rhodes Jr.
509 White Limm Road
Maryville, TN 37803

NFSC FEBO FC1-059560                                  19.5510% (B Shares)                        19.5510%
Floyd W Rhew
5009 Camelot Drive
Columbia, TN 38401

NFSC FEBO FC1-116858                                  8.0256% (B Shares)                          8.0256%
Murn Griffith
3957 Gamble Ln
Maryville, TN 37804

NFSC FEBO 059579                                      22.0591% (B Shares)                        22.0591%
Beatrice A Rhew
5009 Camelot Drive
Columbia, TN 38401

NFSC FEBO FC1-135410                                  7.9775% (B Shares)                          7.9775%
James W Stafford and
1548 Cherry Park Dr.
Memphis, TN 38120

NFSC FEBO FC1-101605                                  9.0643% (B Shares)                          9.0643%
Helen L Eatherly
2035 Hickjory Ridge Rd.
Lebanon, TN 37087

NFSC FEBO FC1-101621                                  22.0050% (B Shares)                        22.0050%
Julie K Tuerff
205 Powell Place
Brentwood, TN 37027

PRIME MONEY MARKET SHARES

National Financial Services Corp                      89.2224% (A Shares)                        89.2224%
The Benefit of out Customers
P.O. Boxd 3752
New York, NY 10008

Kennebert & Co.                                       7.8211% (A Shares)                          6.6948%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

NFSC FEBO  010-882399                                 5.2752% (B Shares)                          5.2757%
NFSC FMTC IRA Rollover
1827 Poplar Drive
Gardendale, AL 35071

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
NFSC FEBO 010-491101                                  7.7421% (B Shares)                           7.7421%
NFSC FMTC IRA Rollover
3943 14  Ave North
St. Petersburg, FL 33713

NFSC FEBO 09G-489336                                  14.2840% (B Shares)                         12.2840%
Roseanne L Madril
6511 Frank Reeder Rd.
Pensacola, FL 32526

Kennebert & Co.                                       55.3054% (Trust Shares)                     47.3414%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       31.6837% (Trust Shares)                     27.1212%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

U.S. TREASURY MONEY MARKET

National Financial Services Corp                      93.6736% (A Shares)                         93.6736%
The Benefit of our Customers
P.O. Box 3752
New York, NY 10008

Bear Stearns Securities Corp                          5.4983% (A Shares)                           5.4983%
1 Metrotech Center North
Brooklyn, NY 11201

Kennebert & Co.                                       23.5841% (Trust Shares)                     20.1879%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       38.1861% (Trust Shares)                     32.6873%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Hare & Co                                             38.1681% (Trust Shares)                     38.1681%
One Wall Street 2nd Floor
New York, NY 10286

TREASURY RESERVE MONEY MARKET

Hare & Co                                             55.5413% (A Shares)                         55.5413%
One Wall Street 2nd Floor
New York, NY 10286

National Financial Services Corp                      11.1798% (A Shares)                         11.1798%
The Benefit of our Customers
200 Liberty Street
New York, NY 10281

                                                         PERCENT OF RECORD OWNERSHIP        PERCENT OF BENEFICIAL
                  NAME AND ADDRESS                                                                OWNERSHIP
Kennebert & Co.                                       31.0691% (A Shares)                           26.5951%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

Kennebert & Co.                                       61.1461% (Trust Shares)                       52.3410%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

Kennebert & Co.                                       35.3513% (Trust Shares)                       30.2607%
P.O. Box 11426 Proprietary Funds
Birmingham, AL 35202

TAX EXEMPT MONEY MARKET

National Financial Services Corp                      90.5337% (A Shares)                           90.5337%
The Benefit of our Customers
P.O. Box 3752
New York, NY 10008

National Financial Services Corp                      7.0459% (A Shares)                             7.0459%
The Benefit of our Customers
200 Liberty Street
New York, NY 10281

Kennebert & Co.                                       24.2106% (Trust Shares)                       20.7242%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

Kennebert & Co.                                       74.0514% (Trust Shares)                       63.3879%
P.O. Box 11426 CSTDY Unit
Birmingham, AL 35202

         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


         The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by Ernst & Young LLP, independent accountants for the Trust, or other independent accountants, as set forth in Ernst & Young LLP's report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson Bank Watch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification);

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A    An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA;

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    - Leading market positions in well-established industries.

                    - High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

          Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

          BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

     The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

     The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

     The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1     The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2     The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3     The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4     The lowest rating category; this rating is regarded as non investment grade and therefore speculative.